UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Oil States International, Inc.
(Name of Registrant as Specified In Its Charter)
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OIL STATES INTERNATIONAL, INC.

PROXY STATEMENT

and Notice of Annual Meeting of Stockholders

2022

Three Allen Center, 333 Clay Street, Suite 4620
Houston, Texas 77002
Notice of Annual Meeting of Stockholders
To Be Held on May 10, 2022
To the Stockholders of Oil States International, Inc.:
You are invited to our 2022 Annual Meeting of Stockholders of Oil States International, Inc., a Delaware corporation (the “Company”), which will be held virtually at www.meetnow.global/MTNQTUQ on Tuesday, the 10th day of May, 2022 at 9:00 a.m. central daylight time (the “Annual Meeting”), for the following purposes:
1.To elect three (3) Class III members of the Board of Directors named in the Proxy Statement to serve until the 2025 Annual Meeting of Stockholders (Item 1 - see page 11);
2.To conduct an advisory vote to approve executive compensation (Item 2 - see page 31);
3.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (Item 3 - see page 60);
4.To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The Board of Directors unanimously recommends that you vote FOR Items 1, 2 and 3.
The Company has fixed the close of business on March 16, 2022 as the "Record Date" for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. It is important that your shares be represented and voted at the meeting. Please complete, sign and return a proxy card, or use the telephone or internet voting systems.
A copy of the Company’s 2021 Annual Report on Form 10-K accompanies this Notice and Proxy Statement and is available on the website listed below.
By Order of the Board of Directors
Sincerely,
William E. Maxwell
Corporate Secretary
Houston, Texas
March 30, 2022
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2022: A COPY OF THIS PROXY STATEMENT, PROXY VOTING CARD AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021 ARE AVAILABLE AT WWW.IR.OILSTATESINTL.COM/PROXY-MATERIALS
WE ARE PLEASED THIS YEAR TO CONDUCT THE ANNUAL MEETING SOLELY ONLINE VIA THE INTERNET THROUGH A LIVE WEBCAST AND ONLINE STOCKHOLDER TOOLS. WE ARE CONDUCTING THE ANNUAL MEETING SOLELY ONLINE DUE TO THE CONTINUING IMPACT OF AND UNCERTAINTY SURROUNDING THE CORONAVIRUS DISEASE 2019 ("COVID-19") PANDEMIC AND TO SUPPORT THE HEALTH AND WELL-BEING OF OUR STOCKHOLDERS AND EMPLOYEES. HOWEVER, WE ALSO BELIEVE A VIRTUAL FORMAT FACILITATES STOCKHOLDER ATTENDANCE AND PARTICIPATION BY LEVERAGING TECHNOLOGY TO ALLOW US TO COMMUNICATE MORE EFFECTIVELY AND EFFICIENTLY WITH OUR STOCKHOLDERS. THIS FORMAT EMPOWERS STOCKHOLDERS AROUND THE WORLD TO PARTICIPATE AT NO COST. WE HAVE DESIGNED THE VIRTUAL FORMAT TO ENHANCE STOCKHOLDER ACCESS AND PARTICIPATION AND PROTECT STOCKHOLDER RIGHTS.
THE PROXY STATEMENT PROVIDES INFORMATION ON HOW TO JOIN THE ANNUAL MEETING ONLINE AND ABOUT THE BUSINESS WE PLAN TO CONDUCT.

3

4	2022 Proxy Statement

Proxy Summary
This summary provides only a brief outline of selected information contained elsewhere in this Proxy Statement and does not provide a full and complete discussion of the information you should consider. Before voting on the items to be presented at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”), you should review the entire Proxy Statement carefully. References to “Oil States,” “we,” “us,” “our” and the “Company” mean Oil States International, Inc. and its consolidated subsidiaries, unless the context otherwise indicates or requires. For more complete information regarding our 2021 performance, please review the Company’s 2021 Annual Report on Form 10-K (the “Form 10-K”).
The Company’s Form 10-K is being provided to stockholders together with this Proxy Statement and form of proxy beginning on March 30, 2022. Our principal offices are located at Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002.
2022 Annual Meeting of Stockholders

TIME AND DATE Tuesday, May 10, 2022, 9:00 a.m. (Central Daylight Time)	LOCATION Virtual Stockholder Meeting www.meetnow.global/MTNQTUQ	RECORD DATE March 16, 2022

Agenda and Voting Recommendations

ITEM 1 Election of Directors	ITEM 2 Advisory Vote on Executive Compensation	ITEM 3 Ratification of Appointment of Independent Registered Public Accounting Firm

FOR each of the nominees page 11	FOR page 31	FOR page 60

Voting Methods
If you are a stockholder of record, you may vote using one of the following options. In all cases, please have your proxy card in hand and follow the instructions.

IN PERSON ONLINE Attend the virtual annual meeting at www.meetnow.global/MTNQTUQ	BY MAIL Follow the instructions to mark, sign and date your proxy card	BY PHONE Use any touch-tone telephone to transmit your voting instructions 1-800-652-VOTE(8683)	BY INTERNET Use the internet to transmit your voting instructions www.investorvote.com/OIS
Online Meeting
We are pleased this year to conduct the Annual Meeting solely online via the internet through a live webcast and online stockholder tools. We are conducting the Annual Meeting solely online due to the continuing impact of and uncertainty surrounding the COVID-19 pandemic and to support the health and well-being of our stockholders and employees. However, we also believe a virtual format facilitates stockholder attendance and participation by leveraging technology to allow us to communicate more effectively and efficiently with our stockholders. This format empowers stockholders around the world to participate at no cost. We have designed the virtual format to enhance stockholder access and participation and protect stockholder rights.
We Encourage Questions. Stockholders may submit a question live during the meeting, following the instructions below. During the meeting, we will answer as many appropriate stockholder-submitted questions as time permits.
We Proactively Take Steps to Facilitate Your Participation. During the Annual Meeting, we will offer live technical support for all stockholders attending the meeting.

5

Proxy Summary
Meeting Admission
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MTNQTUQ. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to review the information included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 9:00 a.m., central daylight time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the internet. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the internet.
To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Oil States International, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:00 p.m., central daylight time, on Thursday, May 5, 2022.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
•By email
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
•By mail
Computershare
Oil States International, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call (888) 724-2416 or (781) 575-2748 for international.
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with internet access.
In accordance with the Delaware General Corporation Law, a list of the Company’s stockholders of record will be available and may be inspected for a period of at least ten days prior to the Annual Meeting. Stockholders as of the record date may inspect the stockholder list by calling the Company’s Corporate Secretary at (713) 470-4863 to schedule an appointment. Stockholders who have a control number will also be able to review the list of stockholders of record during the Annual Meeting through the meeting website.

6	2022 Proxy Statement

Proxy Summary

ITEM 1
To elect three (3) Class III members of the Board of Directors named in this Proxy Statement to serve until the 2025 Annual Meeting of Stockholders.
The term of the three current Class III directors will expire at the Annual Meeting. As further described beginning on page 11 of this Proxy Statement, the Board of Directors is currently comprised of eight members. The eight members are divided into three classes having three members in each of Class I and III, and two members in Class II. Each class is elected for a term of three years so that the term of one class of directors expires at each Annual Meeting of Stockholders.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the Class III director nominees named below.

The Oil States Board of Directors
Set forth below are the names of, and certain information with respect to, the Company’s directors, including the three (3) nominees for election to the Class III positions on the Board of Directors as of March 30, 2022.

					COMMITTEES
NAME AND PRINCIPAL OCCUPATION	AGE	DIRECTOR SINCE	INDEPENDENT	OTHER CURRENT PUBLIC COMPANY BOARDS	A	C	N&CG
CLASS III DIRECTORS (NOMINEES TO SERVE UNTIL 2025)
Darrell E. Hollek Former Executive Vice President, Operations, Anadarko Petroleum Corporation	65	2018		•None
Robert L. Potter Chairman, Oil States International, Inc. Former President, FMC Technologies, Inc.	71	2017		•None
Hallie A. Vanderhider Managing Director, SFC Energy Partners	64	2019		•EQT Corporation •Noble Midstream Partners LP
CLASS I DIRECTORS (TERM EXPIRING IN 2023)
Lawrence R. Dickerson Former Director, President and Chief Executive Officer, Diamond Offshore Drilling, Inc.	69	2014		•Chairman, Great Lakes Dredge & Dock Corporation •Murphy Oil Corporation
Christopher T. Seaver Former Chairman and Chief Executive Officer, Hydril Company	73	2008		•Exterran Corporation •Chairman, McCoy Global Inc.
Cindy B. Taylor President and Chief Executive Officer, Oil States International, Inc.	60	2007		•AT&T Inc.
CLASS II DIRECTORS (TERM EXPIRING IN 2024)
Denise Castillo-Rhodes Chief Financial Officer, Texas Medical Center	61	2021		•Allegiance Bancshares, Inc.
E. Joseph Wright Former Executive Vice President and Chief Operating Officer, Concho Resources Inc.	62	2018		•CES Energy Solutions Corp.

A	Audit Committee	C	Compensation Committee	N&CG	Nominating & Corporate Governance Committee
	Chair		Member

7

Proxy Summary

Director Independence	Gender Diversity	Director Skills and Experience
1 of our 8 Directors is Hispanic	Executive Leadership	8
Financial Experience	8
Energy/Oilfield Services	7
Outside Board Experience	7
Director Tenure	International Operations	5

0-4 years	5-11 years	12+ years	Past or Present CFO	4
Past or Present CEO	3
Our Directors bring leadership skills and experience in areas relevant to Oil States

Corporate Governance
Oil States has corporate governance policies and guidelines that the Board of Directors believes are consistent with Oil States’ values, and that promote the effective functioning of the Board, its committees and the Company. The Corporate Governance section of this Proxy Statement beginning on page 19 describes our governance framework, which includes the following:
Board and Governance Information

Size of Board	Separate Chairman and CEO	Board Risk Assessment Oversight	Stock Ownership Guidelines for Directors and Executive Officers
8	Yes	Yes	Yes

Number of Independent Directors	Independent Directors Meet in Executive Session	Code of Conduct for Directors, Officers and Employees	Anti-Hedging and Pledging Policies
7	Yes	Yes	Yes

Board Meetings Held in 2021	Annual Board and Committee Evaluations	Incentive Compensation Clawback Policy	Financial Code of Ethics for Senior Officers
4	Yes	Yes	Yes

ITEM 2
To conduct an advisory vote to approve executive compensation.
The Board of Directors believes Oil States’ executive compensation program closely links executive compensation to the execution of our strategy and accomplishment of our goals that coincide with stockholder objectives. We recommend that you review our Compensation Discussion and Analysis beginning on page 31, which explains in greater detail our executive compensation programs. While the outcome of this proposal is non-binding, the Board of Directors and Compensation Committee will consider the outcome of the vote when making future compensation decisions.

The Board of Directors recommends a vote “FOR” the adoption, on an advisory basis, of the resolution approving the compensation of our Named Executive Officers.

8	2022 Proxy Statement

Proxy Summary
Our Compensation Philosophy
The Company’s philosophy regarding the executive compensation program for our Named Executive Officers (together referred to as the “NEOs”) and other senior managers has been to design a compensation package that provides competitive base salary levels and compensation incentives that (i) attract and retain individuals of outstanding ability in these key positions, (ii) recognize corporate performance relative to established goals and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality and against budget goals, and (iii) support both the short-term and long-term strategic goals of the Company. The Company’s compensation programs are designed to provide compensation that:

Attracts, motivates, rewards and retains high-performing executives	Reinforces the relationship between strong individual performance of executives and business results	Aligns the interests of our executives with the long-term interests of our stockholders	Neither promotes overly conservative actions or excessive risk taking

In order to further its pay-for-performance goal, the Compensation Committee has determined it appropriate to deliver a significant portion of executive compensation as at risk compensation, including both short- and long-term incentives. The following charts depict elements of the target compensation for the CEO and collectively for the other NEOs of the Company.
2021 Target Compensation Mix

CEO

ALL OTHER NAMED EXECUTIVE OFFICERS
Reported versus Realized Values of Executive Compensation
The Compensation Committee is committed to targeting reasonable and competitive compensation for the NEOs. Because a significant portion of the NEOs’ compensation is at risk (72% to 85% for 2021 as shown above), the target values established may vary substantially from the actual pay that may be realized, particularly given the highly cyclical nature of the energy services industry.
“Reported compensation” is the total compensation that is reported in the summary compensation table of our Proxy Statement which reflects values at grant date rather than when actually earned. “Realized compensation” for any given year is calculated by adding together: actual base salary paid, total annual non-equity incentive plan compensation paid, the value of service-based and performance-based restricted stock awards that vested during the year (based on the closing price of the Company’s common stock on the day of vesting), the actual value of performance-based cash awards earned during the year and the actual value of all other compensation earned during the year. Realized pay disclosures are intended to reflect what an executive would have reported as wages earned in their Form W-2 for income tax purposes.

9

Proxy Summary
The following table summarizes reported compensation values for our CEO and collectively for the other NEOs, as compared to realized values for the years ended December 31, 2020 and 2021 (in thousands):
Reported Versus Realized Compensation Values(1)

CEO Compensation	All Other Named Executive Officers Compensation(2)

(1)This table is intended to provide supplemental information for compensation that has been reported within the Summary Compensation Table. It is not intended to substitute or replace any amounts reported within the Summary Compensation Table.
(2)No values are reflected with respect to Mr. Cragg in 2021 since his employment ended on March 1, 2021.

ITEM 3
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.
As further detailed beginning on page 60, our Board of Directors has ratified our Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, and, as a matter of good governance, we are seeking stockholder ratification of that appointment.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

10	2022 Proxy Statement

ITEM 1:
Election of Directors
The Board of Directors is currently comprised of eight members. The eight members are divided into three classes having three members in each Class I and III, and two members in Class II. Each class is elected for a term of three years, so that the term of one class of directors expires at each Annual Meeting of Stockholders.
The term of the three current Class III directors will expire at the Annual Meeting. The term of the Class I directors will expire at the 2023 Annual Meeting of Stockholders and the term of the Class II directors will expire at the 2024 Annual Meeting of Stockholders.
Nominees
Based on the recommendation of our Nominating & Corporate Governance Committee, the Board of Directors has nominated Darrell E. Hollek, Robert L. Potter and Hallie A. Vanderhider to fill the expiring Class III positions on the Board of Directors, to hold office for three-year terms expiring at the Annual Meeting of Stockholders in 2025, or until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. The director nominees, Darrell E. Hollek, Robert L. Potter and Hallie A. Vanderhider, presently serve as Class III directors. Stockholder nominations will not be accepted for filling Board of Directors seats at the Annual Meeting because our bylaws require advance notice for such a nomination, the time for which has passed. Our
Board of Directors has determined that Darrell E. Hollek, Robert L. Potter and Hallie A. Vanderhider are “independent” as that term is defined by the applicable New York Stock Exchange (the “NYSE”) listing standards. See “Director Independence” below for a discussion of director independence determinations. The Board of Directors recommends that stockholders vote “FOR” the election of Darrell E. Hollek, Robert L. Potter and Hallie A. Vanderhider as Class III directors.
There are no family relationships among executive officers and/or the directors of the Company.
Vote Required
A plurality of votes cast is required for the election of directors. Both abstentions and broker non-votes will not have any effect on the outcome of voting on director elections. If any nominee should be unable to serve as a director, the shares represented by proxies will be voted for the election of a substitute nominated by the Board of Directors to replace such nominee, or the Board of Directors may reduce the size of the Board, at its discretion.
Director Resignation Policy
Our Corporate Governance Guidelines provide that in an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) shall promptly tender his or her resignation for consideration by the Nominating & Corporate Governance Committee following certification of the stockholder vote.
The Nominating & Corporate Governance Committee shall promptly consider the resignation offer and make a recommendation to the Board of Directors as to whether the resignation should be accepted. In making this recommendation, the Nominating & Corporate Governance Committee will consider all factors deemed relevant by its members including, without limitation: (1) the underlying reasons why stockholders may have “withheld” votes for election from such director, if known; (2) the length of service and qualifications of the director whose resignation has been tendered; (3) the director’s past and potential future contributions to the Company; (4) the current mix of skills and attributes of directors on the Board; (5) whether, by accepting the resignation, the Company will no longer be in compliance with any applicable law, rule, regulation, or governing instrument; and (6) whether accepting the resignation would be in the best interests of the Company and its stockholders. Thereafter, the Board will promptly disclose the material findings of its decision-making process and its decision as to whether to accept the director’s resignation offer (or, if applicable, the reason(s) for rejecting the resignation offer) in a Form 8-K furnished to the Securities and Exchange Commission (the "SEC").

The Board of Directors recommends that stockholders vote “FOR” the election of each of the director nominees.

11

Item 1: Election of Directors
Nominees and Directors Continuing in Office
Set forth below are the names of, and certain information with respect to, the Company’s directors, including the nominees for election to the Class III positions of the Board of Directors as of March 30, 2022.
Nominees for Election at the Annual Meeting for a Term Expiring in 2025 (Class III Director)

Age: 65 Director since: June 2018	Darrell E. Hollek Oil States Board Committees: Audit Nominating & Corporate Governance (Chair) Other Current Public Directorships: None

Mr. Hollek served as Executive Vice President, Operations of Anadarko Petroleum Corporation (“Anadarko”), an independent oil and natural gas exploration and production company with operations onshore and offshore the United States, and internationally in Africa and South America until he retired in 2017. His responsibilities included U.S. onshore exploration, production and midstream activities along with Gulf of Mexico and international operations. During his 38-year career at Anadarko, Mr. Hollek held a number of senior leadership positions, including Executive Vice President, U.S. Onshore Exploration and Production, Senior Vice President, Deepwater Americas Operations and Vice President of Gulf of Mexico and Worldwide Deepwater Operations. Mr. Hollek holds a Bachelor of Science degree in Mechanical Engineering from Texas A&M University.

Attributes, Skills and Experience
	Executive Leadership	Energy/Oilfield Services
	Financial Experience	International Operations

12	2022 Proxy Statement

Item 1: Election of Directors

Age: 71 Director since: July 2017 Independent Chairman since: August 2018	Robert L. Potter Oil States Board Committees: Compensation Nominating & Corporate Governance Other Current Public Directorships: None Former Public Directorships: Tidewater, Inc. (2013 – 2017)

Mr. Potter served as President of FMC Technologies, Inc. (“FMC”), a global provider of technology solutions for the energy industry, from August 2012 until November 2013 when he retired. Mr. Potter joined FMC in 1973 after his graduation from Rice University with a degree in Commerce. He served in a number of sales management roles in North America and overseas (Middle East, Europe, and Africa). Subsequently, he held numerous operations management roles responsible for multiple manufacturing facilities throughout North and South America. In 2001, Mr. Potter was appointed as Vice President of Energy Processing and a corporate officer following FMC Technologies split from FMC Corporation. In this role, Mr. Potter was responsible for multiple global businesses focused on downstream energy applications. In 2007, he was appointed Senior Vice President of Energy Processing and Global Surface Wellhead and then in 2010 to Executive Vice President of Energy Systems where he was responsible for FMC’s upstream and downstream portfolio. Mr. Potter is a former chairman of the board for the Petroleum Equipment & Services Association and a former member of the board of directors of the National Ocean Industries Association. He is a current member of the Council of Overseers for the Jones Graduate School of Business at Rice University.

Attributes, Skills and Experience
	Executive Leadership	Energy/Oilfield Services	Outside Board Experience
	Financial Experience	International Operations

13

Item 1: Election of Directors

Age: 64 Director since: July 2019	Hallie A. Vanderhider Oil States Board Committees: Audit (Chair) Other Current Public Directorships: EQT Corporation Noble Midstream Partners LP

Ms. Vanderhider has served as Managing Director of SFC Energy Partners, a private equity firm, since January 2016. Previously, Ms. Vanderhider served as Managing Partner of Catalyst Partners LLC, a merchant banking firm providing financial advisory and capital services to the energy and technology sectors, from August 2013 to May 2016. She served for ten years as President, Chief Operating Officer and member of the board of Black Stone Minerals Company, L.P., where prior to becoming President in 2007, she served as Executive Vice President and Chief Financial Officer. Prior to Black Stone, Ms. Vanderhider served as Chief Financial Officer for EnCap Investments from 1994 to 2003. Before joining EnCap, Ms. Vanderhider served as Chief Accounting Officer of Damson Oil Corp. She received a B.B.A. in Accounting from the University of Texas at Austin and is a Certified Public Accountant.

Attributes, Skills and Experience
	Executive Leadership	Energy/Oilfield Services	Past CFO
	High Level of Financial Experience	Outside Board Experience

Class I Directors (Term Expiring in 2023)

Age: 69 Director since: May 2014
Lawrence R. Dickerson
Oil States Board Committees: Compensation (Chair)
Other Current Public Directorships: Great Lakes Dredge & Dock Corporation
Murphy Oil Corporation
Former Public Directorships:
Hercules Offshore, Inc. (2015 - 2016)

Mr. Dickerson retired in March 2014 as President and Chief Executive Officer of Diamond Offshore Drilling, Inc., an offshore drilling company. During his 34-year career at Diamond, Mr. Dickerson held a number of senior positions, including Chief Operating Officer and Chief Financial Officer. He holds a B.B.A. from the University of Texas.

Attributes, Skills and Experience
	Executive Leadership	Energy/Oilfield Services	Past CEO
	High Level of Financial Experience	International Operations	Past CFO
Outside Board Experience

14	2022 Proxy Statement

Item 1: Election of Directors

Age: 73 Director since: May 2008	Christopher T. Seaver Oil States Board Committees: Audit Other Current Public Directorships: Exterran Corporation McCoy Global Inc. Former Public Directorships: Exterran Holdings, Inc. (2008 – 2015)

Mr. Seaver served as the President and Chief Executive Officer and a director of Hydril Company (“Hydril”), an oil and gas services company specializing in pressure control equipment and premium connections for tubing and casing, from February 1997 until Hydril was acquired in May 2007, at which point he retired. Mr. Seaver served as Chairman of Hydril from November 2006 to May 2007. From 1993 until 1997, Mr. Seaver served as President of Hydril. Mr. Seaver joined Hydril in 1985 and served as Executive Vice President of Hydril’s premium connection and pressure control businesses prior to February 1993. Prior to joining Hydril, Mr. Seaver was a corporate and securities attorney for Paul, Hastings, Janofsky & Walker, and was a Foreign Service Officer in the U.S. Department of State with postings in Kinshasa, Republic of Congo and Bogota, Colombia. Mr. Seaver has served as a director and officer of the Petroleum Equipment Supplies Association, a director of the American Petroleum Institute, and a director and Chairman of the National Ocean Industries Association. He holds a B.A. in Economics from Yale University, and M.B.A. and J.D. degrees from Stanford University.

Attributes, Skills and Experience
	Executive Leadership	Energy/Oilfield Services	Past CEO
	High Level of Financial Experience	International Operations	Outside Board Experience

Age: 60 Director since: May 2007	Cindy B. Taylor Oil States Board Committees: None Other Current Public Directorships: AT&T Inc. Former Public Directorships: Tidewater Inc. (2008 - 2017)

Mrs. Taylor is the Chief Executive Officer and President of Oil States and is a member of the Company’s Board of Directors. She has held these positions for 14 years since assuming the role in May 2007. From May 2006 until May 2007, Mrs. Taylor served as President and Chief Operating Officer of Oil States and served as Senior Vice President—Chief Financial Officer and Treasurer prior to that. From August 1999 to May 2000, Mrs. Taylor was the Chief Financial Officer of L.E. Simmons & Associates, Incorporated. Mrs. Taylor served as the Vice President—Controller of Cliffs Drilling Company from July 1992 to August 1999 and held various management positions with Ernst & Young LLP, a public accounting firm, from January 1984 to July 1992. She received a B.B.A. in Accounting from Texas A&M University and is a Certified Public Accountant.

Attributes, Skills and Experience
	Executive Leadership	Energy/Oilfield Services	Present CEO
	High Level of Financial Experience	International Operations	Past CFO
Outside Board Experience

15

Item 1: Election of Directors
Directors Continuing in Office
Class II Directors (Term Expiring in 2024)

Age: 61 Director since: May 2021	Denise Castillo-Rhodes Oil States Board Committees: Audit Other Current Public Directorships: Allegiance Bancshares, Inc.

Ms. Castillo-Rhodes is Chief Financial Officer of Texas Medical Center, where she oversees accounting, finance, risk management and tax compliance. Ms. Castillo-Rhodes also serves as secretary of the board and chair of the Audit & Finance committee for Thermal Energy Corporation and as a director for the TMC Library and Texas Medical Center Hospital Laundry Co-Op, all of which are member institutions of Texas Medical Center. Ms. Castillo-Rhodes has served Texas Medical Center in this capacity since 2004. Prior to becoming CFO, from 2002-2004, Ms. Castillo-Rhodes served as Vice-President and Controller for Texas Medical Center. Prior to joining Texas Medical Center Ms. Castillo-Rhodes served as Controller for Nabisco’s Manufacturing Facility in Houston. Ms. Castillo-Rhodes also serves on the board of Allegiance Bancshares, Inc. and is a Trustee for the City of Houston’s Municipal Employee Pension System. Ms. Castillo-Rhodes holds a Bachelor of Business Administration from the University of Texas at El Paso and a Master of Business Administration from the University of St. Thomas. She is a certified public accountant and is a member of the Texas Society of Certified Public Accountants and American Institute of Certified Public Accountants.

Attributes, Skills and Experience
	Executive Leadership	Outside Board Experience
	High Level of Financial Experience	Present CFO

16	2022 Proxy Statement

Item 1: Election of Directors

Age: 62 Director since: June 2018
E. Joseph Wright
Oil States Board Committees: Compensation
Nominating & Corporate Governance
Other Current Public Directorships: CES Energy Solutions Corp.
Former Public Directorships: Concho Resources Inc. (2017-2021)

Since February of 2021, Mr. Wright has served as an independent partner of Geneses Capital Management, LLC. In January 2019, Mr. Wright retired from Concho Resources Inc. (“Concho”), an independent exploration and production company engaged in the acquisition, development and exploration of oil and natural gas properties, where he most recently served as Executive Vice President and Chief Operating Officer. He served as a director of Concho from May 2017 to January 2021. Since joining Concho from its formation in 2004, Mr. Wright held a variety of leadership positions, including Senior Vice President and Chief Operating Officer and Vice President of Engineering and Operations. As Executive Vice President and Chief Operating Officer, he oversaw Concho’s drilling and completion programs, as well as its government, regulatory affairs and human resources functions. Prior to Concho, Mr. Wright was Vice President of Operations and Engineering of Concho Oil & Gas Corp. from its formation in 2001 until its sale in 2004. From 1997 to 2001, he was Vice President of Operations of Concho Resources Inc., a predecessor company to Concho Oil & Gas Corp. Mr. Wright has also worked in several operations, engineering and capital markets positions at Mewbourne Oil Company. He holds a Bachelor of Science degree in Petroleum Engineering from Texas A&M University.

Attributes, Skills and Experience
	Executive Leadership	Energy/Oilfield Services
	Financial Experience	Outside Board Experience

17

Item 1: Election of Directors
Executive Officers
The following profiles provide the relevant experience, age and tenure with the Company as of March 30, 2022 of our Chief Financial Officer and other executive officers of the Company. Information with respect to our Chief Executive Officer is included herein.

Lloyd A. Hajdik Executive Vice President, Chief Financial Officer & Treasurer Age: 56

Mr. Hajdik joined the Company in December 2013. He has served as our Executive Vice President, Chief Financial Officer and Treasurer since May 2016 and as our Senior Vice President, Chief Financial Officer and Treasurer from December 2013 to May 2016. Prior to joining the Company, he served as the Chief Financial Officer of GR Energy Services, LLC, a privately-held oilfield services entity, from September to November 2013. From December 2003 to April 2013, Mr. Hajdik served in various financial management roles with Helix Energy Solutions Group, Inc. (“Helix”), most recently as Senior Vice President – Finance and Chief Accounting Officer. Prior to joining Helix, Mr. Hajdik served in a variety of accounting and finance related roles of increasing responsibility with Houston-based companies, including NL Industries, Inc., Compaq Computer Corporation (now Hewlett Packard), Halliburton Company, Cliffs Drilling Company and Shell Oil Company. Mr. Hajdik was with Ernst & Young LLP in the audit practice from 1989 to 1995. He graduated Cum Laude with a B.B.A. from Texas State University and is a Certified Public Accountant and a member of the Texas Society of CPAs, the American Institute of Certified Public Accountants and Financial Executives International.

Philip S. “Scott” Moses Executive Vice President, Offshore/Manufactured Products and Downhole Technologies Age: 54

Mr. Moses joined the Company in August 1996. He has served as Executive Vice President, Offshore/ Manufactured Products and Downhole Technologies since May 2021. From May 2016 to May 2021, he served as Executive Vice President, Offshore/ Manufactured Products. From July 2015 to May 2016 he served as President, Offshore/ Manufactured Products. From February 2013 to July 2015, Mr. Moses served as Senior Vice President, Offshore/ Manufactured Products having responsibility over all U.S. and international locations within that business segment. From February 2011 to February 2013, he served as Senior Vice President, Engineering and Industrial Products, Offshore Products. Since joining the Company immediately after attending college, Mr. Moses has held various engineering, project management and senior leadership roles engaged in product design, improving operational efficiencies, directing worldwide facility expansion efforts, and growing the Company through R&D initiatives as well as integrating several key acquisitions. Mr. Moses holds a B.S. in Mechanical Engineering from Texas A&M University.

Brian E. Taylor Senior Vice President, Controller and Chief Accounting Officer Age: 59

Mr. Taylor joined the Company in September 2016. He has served as our Senior Vice President, Controller and Chief Accounting Officer since February 2022 and as our Vice President, Controller and Chief Accounting Officer from September 2016 to February 2022. Prior to joining the Company, Mr. Taylor managed personal family investments from January 2015 to September 2016. From April 2012 to December 2014, Mr. Taylor served as Vice President and Chief Financial Officer of Conn’s, Inc., a specialty retailer. Mr. Taylor served as Finance Integration Manager for Schlumberger Limited from September 2010 to April 2012, following its acquisition of Smith International, Inc. From September 1999 through August 2010, he served in various financial management roles with Smith International, Inc., including Corporate Vice President and Controller. Mr. Taylor also served two years at Camco International, Inc. (also acquired by Schlumberger Limited) as its Director of Corporate Accounting and Worldwide Controller. He began his career at Arthur Andersen L.L.P., spending 10 years in its assurance practice. Mr. Taylor is a Certified Public Accountant and received a B.S. in Accounting from Louisiana State University.

18	2022 Proxy Statement

Corporate Governance
Corporate Governance Guidelines
The Company has adopted corporate governance guidelines entitled “Corporate Governance Guidelines,” which are available at www.oilstatesintl.com by first clicking “Corporate Governance” and then “Corporate Governance Guidelines.” These guidelines were adopted by the Board of Directors so that the Board of Directors has the necessary authority and practices in place to make decisions that are independent from management, that the Board of Directors adequately performs its function as the overseer of management and to help ensure that the interests of the Board of Directors and management are aligned with the interests of the Company’s stockholders.
Selecting Our Directors
Our director nomination process for new Board of Directors members is as follows:
•The Nominating & Corporate Governance Committee, the Chairman of the Board, or another member of the Board identifies a need to add a new Board member who meets specific criteria or to fill a vacancy on the Board of Directors.
•The Nominating & Corporate Governance Committee initiates a search by working with staff support, seeking input from members of the Board and senior management or hiring a search firm, if deemed necessary.
•The Nominating & Corporate Governance Committee considers candidate recommendations submitted by stockholders, consistent with the Board's practices and policies.
•The initial slate of candidates that will satisfy specific criteria and otherwise qualify for membership on the Board of Directors is identified and presented to the Nominating & Corporate Governance Committee.
•The Chairman of the Board and at least one member of the Nominating & Corporate Governance Committee interview prospective candidate(s).
•The full Board of Directors is kept informed of progress.
•The Nominating & Corporate Governance Committee offers other directors the opportunity to interview the candidate(s) and then meets to consider and approve the final candidate(s).
•The Nominating & Corporate Governance Committee seeks the endorsement of the Board of Directors of the final candidate(s).
•The final candidate(s) are nominated by the Board of Directors or appointed to fill a vacancy (including a vacancy that results from the Board of Directors expanding the size of the Board).
To submit a candidate recommendation to the Nominating & Corporate Governance Committee, a stockholder should send a written request, as discussed below, to the attention of the Company’s Secretary at Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002. A stockholder may make a nomination for election to our Board of Directors for the 2023 Annual Meeting of Stockholders by delivering proper notice to our Secretary at least 120 days prior to the first anniversary date of the 2022 Annual Meeting as more fully described below under Nominating & Corporate Governance Committee.

19

Corporate Governance
Qualifications of Directors
When identifying director nominees, the Nominating & Corporate Governance Committee will consider the following:
•the person’s reputation and integrity;
•the person’s qualifications to serve as an independent, disinterested, and non-employee or outside director;
•the person’s skills and business, government or other professional experience and acumen, bearing in mind the composition of the Board of Directors and the current state of the Company and the oilfield services industry generally at the time of determination;
•the diversity of the Board of Directors, and the optimal enhancement of the current mix of educational backgrounds;
•the number of other public companies for which the person serves as a director and the availability of the person’s time and commitment to the Company; and
•the person’s knowledge of areas and businesses in which the Company operates.
The Nominating & Corporate Governance Committee and the Board of Directors believe the above mentioned attributes, along with the leadership skills and other experience of its Board of Directors described below, provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.
The following table notes the breadth and variety of business experience that each of our directors bring to the Company.

	CASTILLO-RHODES	DICKERSON	HOLLEK	POTTER	SEAVER	C. TAYLOR	VANDERHIDER	WRIGHT
Executive Leadership
Financial Experience
Energy/Oilfield Services
International Operations
Past or Present CEO
Past or Present CFO
Outside Board Experience
In selecting nominees for the Board of Directors, the Nominating & Corporate Governance Committee considers, among other things, educational background, business and industry experience, diversity and knowledge of different geographic markets and oilfield services and products. While the Board of Directors does not have a formal diversity policy in place to nominate diverse individuals for director, the Nominating & Corporate Governance Committee sees this as a priority and considers gender and ethnicity in the candidate selection process. The Board of Directors currently includes three women and one individual who is Hispanic. In the case of current directors being considered for renomination, in addition to the Board skills and qualifications discussed above, the Nominating & Corporate Governance Committee takes into account the director’s service on the Board of Directors including the director's history of attendance at Board and committee meetings and the director’s preparation for and participation in such meetings.
Director Independence
To qualify as “independent” under the NYSE listing standards, a director must meet objective criteria set forth in the NYSE listing standards, and the Board of Directors must affirmatively determine that the director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) that would interfere with his or her exercise of independent judgment in carrying out his or her responsibilities as a director.
The Board of Directors reviews all direct or indirect business relationships between each director (including his or her immediate family) and our Company, as well as each director’s relationships with charitable organizations, to assess director independence as defined in the listing standards of the NYSE. The NYSE listing standards include a series of objective tests, such as the director is not an employee of our Company and has not engaged in various types of business dealings, directly or indirectly, with our Company.

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Corporate Governance
In addition, as further required by the NYSE, the Board of Directors has made a subjective determination as to each independent director that no material relationships exist which, as determined by the Board of Directors, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. When assessing the materiality of a director’s relationship with us, the Board of Directors considers the issue not merely from the standpoint of the director, but also from the standpoint of the persons or organizations with which the director has an affiliation.
The Board of Directors has determined that Messrs. Potter, Dickerson, Hollek, Seaver and Wright and Ms. Castillo-Rhodes and Vanderhider qualify as “independent” in accordance with NYSE listing standards. Prior to the departure of Mr. Nelson and Van Kleef in May 2021, they were determined to be independent. Ms. Taylor, our President and Chief Executive Officer, is the only non-independent director.

Role and Responsibilities of the Board
Board of Directors Oversight of Enterprise Risk
Risk oversight is a responsibility of the Board of Directors. The Board of Directors utilizes an Enterprise Risk Management (“ERM”) process to assist in fulfilling its oversight responsibilities. Management and all employees are responsible for day-to-day risk management, and each year management conducts a comprehensive risk assessment of Oil States’ business. The risk assessment process is global in nature and is focused on four main areas: strategic risks, both internal and external, compliance, information technology, and operations. Information relevant to this risk assessment is obtained through surveys and/or interviews of key executives, business segment leaders, and other managers. This ERM process is designed to identify and assess the Company’s primary risks in these areas, including the potential magnitude of the risk, likelihood of the risk occurring, and the speed with which the risk could impact the Company, as well as to identify steps to mitigate and manage each risk. The results of the risk assessment are reviewed on an annual basis with the Board of Directors and are integral to the Board of Directors and its committees’ deliberations.
The Board of Directors has delegated responsibility for overseeing certain enterprise risks to its standing committees. The Audit Committee oversees the monitoring and assessment of risks related to financial reporting and related compliance matters. The Nominating & Corporate Governance Committee is responsible for overseeing risks related to compliance, business ethics, conflicts of interest, and environmental, social and governance ("ESG") matters. The Compensation Committee is responsible for overseeing the review and assessment of the Company’s compensation structure to enhance the correlation of executive pay and performance objectives, and to maintain alignment of interests between executive management and the Company’s stockholders.
Executive & Director Stock Ownership and Retention Guidelines
We have executive and director stock ownership guidelines, designed to align executive and director interests with stockholder interests. For a description of the guidelines applicable to our executive officers and directors, see “Compensation Discussion and Analysis – Executive Stock Ownership Guidelines.”
Anti-Hedging and Pledging Policies
Our directors and officers are prohibited from purchasing financial instruments designed to hedge or offset against a decrease in the market value of the Company’s stock, holding Company stock in margin accounts, or pledging Company securities as collateral for loans. These prohibitions apply to any Company equity held directly or indirectly (including equity granted as compensation or otherwise held) by directors, and by executives and management personnel who are in charge of business segments, divisions or key functions (such as operations, sales, administration, finance or accounting), and any other officer performing policy-making functions. Our anti-hedging policy does not address employees other than such officers, and does not directly address the designees of directors, officers or employees. While no categories of hedging are specifically permitted for directors and officers, our policy does not specifically address prepaid variable forward contracts, equity swaps, collars or exchange funds, however entry into any of these would, in practice, be considered entry into a hedging transaction under our policy, and therefore would be prohibited.

21

Corporate Governance
Incentive Compensation Clawback Policy
The Company has adopted an incentive compensation clawback policy. The policy provides the Company with the ability, in appropriate circumstances, to seek restitution of any performance-based compensation received by an employee as a result of such employee’s fraud or misconduct, resulting in a material misstatement contained in the Company’s financial statements, which results in a restatement of these financial statements.
The Board’s Role in Stockholder Engagement
Stockholders or other interested parties may send communications, directly and confidentially, to the Board of Directors, to any committee of the Board of Directors, to non-management directors or to any director in particular by sending an envelope marked “confidential” to such person or persons c/o Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002. Any such correspondence will be forwarded by the Secretary of the Company to the addressee without review by management.
Corporate Code of Business Conduct and Ethics
All directors, officers and employees of the Company must act ethically at all times and in accordance with the policies comprising the Company’s ethics policy entitled “Corporate Code of Business Conduct and Ethics” (“Business Conduct and Ethics Code”). This policy is available on the Company’s web site at www.oilstatesintl.com by first clicking “Corporate Governance” and then “Corporate Code of Business Conduct and Ethics.”
Ethical principles set forth in this policy include, among other principles, matters such as:
•Acting ethically with honesty and integrity
•Avoiding conflicts of interest
•Complying with disclosure and reporting obligations with full, fair, accurate, timely and understandable disclosures
•Complying with applicable laws, rules and regulations
•Acting in good faith, with due care, competence and diligence
•Promoting honest and ethical behavior by others
•Respecting confidentiality of information
•Responsibly using and maintaining assets and resources
Employees are required to complete online training on a regular basis which includes a review of the Business Conduct and Ethics Code policy and an acknowledgement that the employee has read and understands the policy. The Company has a Compliance Committee composed of key employees that meet periodically to assess efforts and processes to ensure compliance with laws and regulations to which the Company is subject.
Financial Code of Ethics for Senior Officers
The Company’s Financial Code of Ethics for Senior Officers applies to the Chief Executive Officer, Chief Financial Officer, executive officers, principal accounting officer, and other senior accounting and financial officers (“Senior
Officers”). Senior Officers must also comply with the Business Conduct and Ethics Code. Each of these policies are available for review on the Company’s website at www.oilstatesintl.com.

22	2022 Proxy Statement

Corporate Governance
Policies and Procedures with Respect to Related Person Transactions and Conflicts of Interest and Related Person and Party Disclosures
Related Person Transaction Policies and Procedures
Pursuant to our written policy, we review all relationships and transactions in which we and any Company director, executive officer or stockholder holding more than 5% of our common stock, or any immediate family member of any such person, is a participant to determine whether any such person has a direct or indirect material interest. Our Corporate Secretary’s office is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction.
We annually distribute a questionnaire to our executive officers and members of our Board of Directors requesting certain information regarding, among other things, their immediate family members, employment and beneficial ownership interests. This information is then reviewed for materiality and for potential related person transactions.
Additionally, the charter of our Nominating & Corporate Governance Committee requires that the members of such committee assess the independence of the non-management directors at least annually, including a requirement that it determine whether or not any such directors have a material relationship with us, either directly or indirectly, as defined therein and as further described above under “Director Independence.” Further, on an annual basis our Board of Directors assesses the independence of the non-management directors.
As required under the rules of the SEC, transactions in which we are a participant and in which a related person has a direct or indirect material interest, to the extent any exist, are disclosed in our Proxy Statement.
All material related person transactions must be reviewed, evaluated or ratified by the Audit Committee of our Board of Directors. Any member of the Audit Committee who is a related person with respect to a transaction is recused from the review of the transaction.
Conflict of Interest Policies and Procedures
Our Business Conduct and Ethics Code prohibits conflicts of interest. Under the Business Conduct and Ethics Code, conflicts of interest occur when private or family interests interfere in any way, or even appear to interfere, with the interests of our Company. Our prohibition on conflicts of interest under the Business Conduct and Ethics Code includes transactions where a member of a director’s or an employee’s family or household, receives improper personal benefits as a result of the director’s or the employee’s position in the Company. Any waivers of these guidelines must be approved by the Nominating & Corporate Governance Committee.
Related Person and Party Disclosure
Ron Hickerson and John Mundy (the brother-in-law and stepfather, respectively, of Philip S. Moses, an Executive Vice President of the Company) were employed by a subsidiary of the Company as a Vice President of Perforating and Group Director-Finance, respectively, during 2021 and continue to be employed by us. These individuals are employed on an “at will” basis and compensated on the same basis as our other employees of similar function, seniority and responsibility without regard to their relationship with Philip S. Moses. These two individuals, none of whom resides with or is supported financially by Philip S. Moses, received aggregate compensation for services rendered in the above capacities totaling $509,650 during 2021.

23

Corporate Governance
Board Structure and Processes
Board of Directors Leadership
Since the Company’s initial public offering in 2001, the Chairman of the Board and Chief Executive Officer roles have been split with the Chairman of the Board role being filled by a non-executive member of the Board of Directors. We believe the separation of these two positions leads to a strong independent leadership structure.
Board and Committee Self-Evaluation
As required by our Corporate Governance Guidelines, our Board of Directors conducts an annual self-evaluation to determine whether it and its committees are functioning effectively. In accordance with its charter, the Nominating & Corporate Governance Committee oversees the annual evaluations, solicits comments from all directors and reports annually to the Board of Directors with an assessment of the performance of the Board and its committees. This assessment is then discussed by the full Board of Directors in executive session in its consideration of any appropriate action or response that might strengthen director communications and the overall effectiveness of the Board of Directors and committee meetings.
Executive Sessions of the Board
Our Corporate Governance Guidelines provide that our non-employee directors shall meet separately in executive session at least annually. The director who presides at these sessions is the Chairman of the Board, assuming such person is a non-management director. Otherwise, the presiding director will be chosen by a vote of the non-management directors. In addition to the executive sessions of our non-management directors, our independent directors (as defined in the applicable NYSE listing standards) are required to meet in executive session at least annually. In the past year, our independent directors met in executive session four times. Our Chairman of the Board, Mr. Potter, who is an independent director, presided at these sessions.
Committees
Board Composition
The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee.
Below is a summary of our committee structure and membership information as of March 30, 2022.

	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING & CORPORATE GOVERNANCE COMMITTEE
Denise Castillo-Rhodes	Member
Lawrence R. Dickerson		Chair
Darrell E. Hollek	Member		Chair
Robert L. Potter		Member	Member
Christopher T. Seaver	Member
Hallie A. Vanderhider	Chair
E. Joseph Wright		Member	Member

Financial Expert

24	2022 Proxy Statement

Corporate Governance

Audit Committee Chair Ms. Vanderhider Committee Members Ms. Castillo-Rhodes Mr. Hollek Mr. Seaver Meetings Held in 2021: 5
Primary Responsibilities and Additional Information
•Meets separately with representatives of the Company’s independent registered public accounting firm, the Company’s internal audit personnel and with representatives of senior management.
•Reviews the general scope of audit coverage.
•Evaluates the independence, qualifications, performance and compensation of the independent registered public accounting firm.
•Oversees matters relating to internal control systems and other matters related to accounting and reporting functions.
•Monitors our compliance with legal and regulatory financial requirements, including our compliance with the applicable reporting requirements established by the SEC and the requirements of Audit Committees as established by the NYSE.
•Oversees certain aspects of our Ethics and Compliance Program relating to financial matters, books and records and accounting and as required by applicable statutes, rules and regulations.
•Reviews and evaluates related party transactions.
The Board of Directors has determined each member of the Audit Committee is independent as defined in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable NYSE listing standards. The Board of Directors has determined that all of the members of the Audit Committee are financially literate and have accounting or related financial management expertise, each as required by the applicable NYSE listing standard. The Board of Directors has also determined that Ms. Castillo-Rhodes, Ms. Vanderhider and Mr. Seaver each qualify as an audit committee financial expert under the applicable rules of the Exchange Act.

The Audit Committee operates under a written charter as amended and restated by the Board of Directors effective May 11, 2021. A copy of the charter is available on our website, www.oilstatesintl.com, by first clicking “Corporate Governance” and then proceeding to the Committee Charters section.

25

Corporate Governance

Compensation Committee Chair Mr. Dickerson Committee Members Mr. Potter Mr. Wright Meetings Held in 2021: 5
Primary Responsibilities and Additional Information
•Administers the Amended and Restated Equity Participation Plan and makes recommendations to the full Board of Directors concerning all stock awards, performance-based stock awards, performance-based cash awards and cash-based awards to employees, including our Named Executive Officers.
•Reviews and makes recommendations to the Board of Directors with respect to the compensation of our Chief Executive Officer and our other Named Executive Officers.
•Monitors compensation and employee benefit policies.
•Oversees our disclosures relating to compensation plans, policies and programs, including overseeing the preparation of the Compensation Discussion and Analysis included in this Proxy Statement.
•Acts to retain or terminate any compensation consultant to be used to assist the Compensation Committee in the discharge of its responsibilities.
•The Compensation Committee may form or delegate some or all of its authority to any one of its members or subcommittees when it deems appropriate, whether or not such delegation is specifically contemplated under any plan or program. In particular, the Compensation Committee may delegate the approval of award grants and other transactions and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Compensation Committee who are (1) “Non-Employee Directors” for the purposes of Rule 16b-3, and/or (2) “outside directors” for the purposes of Section 162(m).
•The Compensation Committee has delegated certain authority to our Chief Executive Officer for the approval of long-term incentive awards to non-officer employees.
•Reviews and assesses the succession plan for the Chief Executive Officer and other members of executive management and reviews such plan with the Board of Directors on at least an annual basis.
Compensation Committee Interlocks and Insider Participation. During 2021, the Company’s Compensation Committee consisted of Messrs. Dickerson, Potter and Wright, each of whom is an independent, non-employee director. There were no compensation committee interlock relationships nor any insider participation in compensation arrangements for the year ended December 31, 2021.
The Board of Directors has determined each member of the Compensation Committee is a “Non-Employee Director” and independent as defined in Rule 16b-3 promulgated under the Exchange Act and applicable NYSE listing standards, respectively.

The Compensation Committee operates under a written charter as amended and restated by the Board of Directors effective May 11, 2021. A copy of the charter is available on our website, www.oilstatesintl.com, by first clicking “Corporate Governance” and then proceeding to the Committee Charters section.

26	2022 Proxy Statement

Corporate Governance

Nominating & Corporate Governance Committee Chair Mr. Hollek Committee Members Mr. Potter Mr. Wright Meetings Held in 2021: 3
Primary Responsibilities and Additional Information
•Makes proposals to the Board of Directors for candidates to be nominated by the Board of Directors to fill vacancies or for new directorship positions, if any, which may be created from time to time.
•Considers suggestions from any source, particularly from stockholders, regarding possible candidates for director.
•Considers and reviews the following for director nominees: the person’s reputation and integrity; the person’s qualifications as an independent, disinterested, non-employee or outside director; the person’s skills and business, government or other professional experience and acumen, bearing in mind the composition of the Board of Directors and the current state of the Company and the oilfield services industry generally at the time of determination; the number of other public companies for which the person serves as a director and the availability of the person’s time and commitment to the Company; and the person’s knowledge of a major geographical area in which the Company operates or another area of the Company’s operational environment. The Nominating & Corporate Governance Committee also considers the diversity of the Board of Directors, and the optimal enhancement of the current mix of educational backgrounds, business industry experience and knowledge of different geographic markets and oilfield services and products.
•Leads the Board of Directors in its annual review of the performance of the Board of Directors and its committees.
•Develops, reviews and recommends to the Board of Directors any changes to our Corporate Governance Guidelines, Bylaws and other applicable governance policies.
•Oversees the Company's significant environmental, social and governance ("ESG") and sustainability activities and practices.
The Board of Directors has determined each member of the Nominating & Corporate Governance Committee is independent as defined in the applicable NYSE listing standards.

The Nominating & Corporate Governance Committee operates under a written charter as amended and restated by the Board of Directors effective May 11, 2021. A copy of the charter is available on our website, www.oilstatesintl.com, by first clicking “Corporate Governance” and then proceeding to the Committee Charters section.

To Submit a Candidate Recommendation
To submit a recommendation to the committee, a stockholder should send a written request to the attention of the Company’s Secretary at Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002. The written request must include the nominee’s name, contact information, biographical information and qualifications, as well as the nominee’s written consent to serve, if elected. The request must also meet the other specific requirements set forth in our bylaws, including providing information regarding the number of shares of common stock beneficially owned by the person or group making the request, the period of time such person or group has owned those shares and the nature of any arrangement or agreement between the stockholder making a nomination and other parties with respect to the nomination. The request must be received by the Company no later than the 120th day prior to the first anniversary of the preceding year’s Annual Meeting, or January 10, 2023, for the 2023 Annual Meeting of Stockholders. These procedures do not preclude a stockholder from making nominations in accordance with the process described below under “Stockholder Proposals.”

27

Corporate Governance
Board and Committee Meetings; Attendance
Number of Meetings in 2021
Each of the directors attended at least 85% of the meetings of the Board of Directors and the committees of the Board of Directors on which they served in 2021.
While we understand that scheduling conflicts may arise, we expect directors to make reasonable efforts to attend the Annual Meeting of Stockholders and all meetings of the Board of Directors and the committees on which they serve. In 2021, each of the directors at that time attended the Annual Meeting of Stockholders.
Director Compensation
During 2021, our non-employee directors received:
•an annual retainer of $50,000 plus $2,000 for attendance at each Board of Directors or committee meeting;
•an additional fee of $17,500 for the chair of the Audit Committee and $10,000 for other members of the committee;
•an additional fee of $10,000 for the chair of the Compensation Committee and $5,000 for other members of the committee;
•an additional fee of $10,000 for the chair of the Nominating & Corporate Governance Committee and $5,000 for other members of the committee;
•an additional fee of $100,000 for the Chairman of the Board of Directors, which was paid quarterly, 50% in cash and 50% in fully-vested shares of Company stock; and
•an additional restricted stock award grant valued at $125,000 at the time of grant.
Director cash compensation is paid at the end of each quarter.
To align the non-employee directors’ compensation with the financial interests of our stockholders, a significant portion of their compensation is generally paid in the form of restricted stock awards. Newly elected or appointed non-employee directors receive restricted stock awards of the Company’s common stock valued at approximately $125,000 after their initial election or appointment. Non-employee directors generally receive additional restricted stock awards of the Company’s common stock valued at approximately $125,000 at each annual meeting of stockholders after which they continue to serve. The non-employee directors’ restricted stock awards vest on the earlier of one year from the date of grant or the date of the next annual meeting of stockholders.
Directors will be fully vested in all outstanding restricted stock and all outstanding stock options in the event of the occurrence of a “Change of Control.”
Non-employee directors are subject to the Company’s stock ownership and retention guidelines pursuant to which they are expected to retain restricted stock award shares remaining, after payment of applicable taxes, valued at five times the annual board retainer amount until retirement or until leaving the Board of Directors. Directors are required to achieve their ownership guideline within five years from inclusion in the program and continue to maintain and hold the level of stock ownership as long as they are directors of the Company. All directors were in compliance with the ownership guidelines as of December 31, 2021.
Stock that counts toward satisfaction of the stock ownership and retention guidelines includes:
•Company shares owned outright (i.e. open market purchases) by the director or his or her immediate family members residing in the same household;
•Shares owned indirectly by the director (e.g., by a spouse or other immediate family member or a trust for the benefit of the director or his or her family), whether held individually or jointly; and
•Time-based restricted shares and time-based restricted stock units granted to the director under the Company’s long-term stock incentive plans.
All of our directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors or committees and for other reasonable expenses related to the performance of their duties as directors, including attendance at pertinent continuing education programs and training.
The Company maintains a nonqualified deferred compensation plan (the “Deferred Compensation Plan”) that permits eligible employees and directors to elect to defer all or a part of their cash compensation (base and/or incentives) from the Company until the termination of their status as an employee or director, or in the event of a

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Corporate Governance
change of control. Directors who elect to participate in the Deferred Compensation Plan do not receive any matching contributions. Additional details regarding the Deferred Compensation Plan are contained within the sections below titled “Deferred Compensation” and “Nonqualified Deferred Compensation.”
Non-employee director compensation levels are reviewed by the Compensation Committee each year, and resulting recommendations are presented to the Board of Directors for approval.
The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2021.

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)(2)	TOTAL ($)
Denise Castillo-Rhodes(3)	45,418	124,997	170,415
Lawrence R. Dickerson	78,000	124,997	202,997
S. James Nelson(4)	29,758	—	29,758
Darrell E. Hollek	96,000	124,997	220,997
Robert L. Potter	136,000	174,993	310,993
Christopher T. Seaver	76,000	124,997	200,997
Hallie A. Vanderhider	82,780	124,997	207,777
William T. Van Kleef(4)	32,478	—	32,478
E. Joseph Wright	84,000	124,997	208,997
(1)The amounts in the “Stock Awards” column reflect the aggregate grant date fair value of restricted stock awards granted in 2021 calculated in accordance with FASB ASC Topic 718—Stock Compensation. Please see Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for information regarding the assumptions relied upon for this calculation. These amounts reflect our accounting expense for these awards, and do not necessarily correspond to the actual value that may be realized by the directors.
(2)The grant date fair values of the restricted stock awards with respect to the year ended December 31, 2021 were as follows:

NAME	GRANT DATE	STOCK AWARDS #	GRANT DATE FAIR VALUE ($)
Denise Castillo-Rhodes	May 17, 2021	18,328	124,997
Lawrence R. Dickerson	May 11, 2021	19,470	124,997
Darrell E. Hollek	May 11, 2021	19,470	124,997
Robert L. Potter	March 31, 2021(a)	2,073	12,500
	May 11, 2021	19,470	124,997
	June 30, 2021(a)	1,592	12,497
	September 30, 2021(a)	1,956	12,499
	December 31, 2021(a)	2,515	12,500
Christopher T. Seaver	May 11, 2021	19,470	124,997
Hallie A. Vanderhider	May 11, 2021	19,470	124,997
E. Joseph Wright	May 11, 2021	19,470	124,997
(a)Mr. Potter’s stock award total includes $49,996 of the Company’s fully-vested stock issued as part of his fees as Chairman of the Board of Directors for 2021.
(3)Ms. Castillo-Rhodes joined the Board of Directors and Audit Committee effective May 17, 2021. Accordingly, her compensation was pro-rated.
(4)Mr. Nelson and Van Kleef retired from the Board of Directors and Audit Committee effective at the 2021 Annual Meeting of Stockholders on May 11, 2021. Accordingly, their compensation was pro-rated.

29

Corporate Governance
As of December 31, 2021, the aggregate number of unvested restricted stock awards held by non-employee directors were as follows:

NAME	STOCK AWARDS #
Denise Castillo-Rhodes	18,328
Lawrence R. Dickerson	19,470
Darrell E. Hollek	19,470
Robert L. Potter	19,470
Christopher T. Seaver	19,470
Hallie A. Vanderhider	19,470
E. Joseph Wright	19,470

30	2022 Proxy Statement

ITEM 2:
Advisory Vote On Executive Compensation
The Company is asking that you vote for approval of the compensation of our Named Executive Officers as disclosed in this Proxy Statement.
Section 14A of the Exchange Act requires us to provide an advisory stockholder vote, at least every three years, to approve the compensation of our Named Executive Officers, as such compensation is disclosed pursuant to the disclosure rules of the SEC. The Company currently provides stockholders with this opportunity annually, and plans to continue to do so for the foreseeable future. Accordingly, we are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers as disclosed in this Proxy Statement, under “Compensation Discussion and Analysis.”
As discussed in greater detail in the “Compensation Discussion and Analysis,” the Company’s executive compensation programs are designed to:
•Attract, motivate, reward and retain key employees and executive talent required to achieve corporate strategic plans;
•Reinforce the relationship between strong individual performance of executives and business results;
•Align the interests of executives with the long-term interests of stockholders; and
•Provide a compensation program that neither promotes overly conservative actions or excessive risk taking.
Our compensation program is designed to reward executives for long-term strategic management and the enhancement of stockholder value. The Compensation Committee believes this approach closely links the compensation of the Company’s executives to the execution of the Company’s strategy and the accomplishment of Company goals that coincide with stockholder objectives.
For the reasons expressed above, the Compensation Committee and the Board of Directors believe that these compensation policies and practices are aligned with the interests of our stockholders.
We are therefore requesting your non-binding vote on the following resolution:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
Vote Required
Approval requires the affirmative vote of holders of a majority of the shares present and entitled to vote at the Annual Meeting. For purposes of the advisory vote on executive compensation, broker non-votes are not counted as votes with respect to the proposal and, therefore, will not affect the outcome of the vote on this proposal, and abstentions will have the same effect as a vote against the proposal.

The Board of Directors recommends a vote “FOR” the adoption, on an advisory basis, of the resolution approving the compensation of our Named Executive Officers.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company, the Board of Directors or the Compensation Committee, and it will not be construed as overruling any decision by the Company, the Board of Directors or the
Compensation Committee or creating or implying any change to, or additional, fiduciary duties for the Company, the Board of Directors or the Compensation Committee. Nevertheless, the Compensation Committee will consider the outcome of the vote when evaluating the Company’s future compensation practices.

31

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) summarizes the Company’s 2021 compensation programs, actions and results relative to the Company’s 2021 performance. These outcomes considered the short-term financial and operating achievements measured against plan objectives, absolute EBITDA CAGR performance and stock price performance on an relative basis through the end of 2021.
This Compensation Discussion and Analysis provides information about the compensation objectives and policies for our principal executive officer, our principal financial officer, and our three other most highly compensated executive officers (collectively our “Named Executive Officers”) during the last completed fiscal year, and is intended to place in perspective the information contained in the executive compensation tables that follow this discussion.
Throughout this discussion, the following individuals are referred to as our Named Executive Officers and are included in the Summary Compensation Table which follows:
•Cindy B. Taylor—President & Chief Executive Officer
•Lloyd A. Hajdik—Executive Vice President, Chief Financial Officer & Treasurer
•Christopher E. Cragg—Former Executive Vice President, Operations
•Philip S. “Scott” Moses—Executive Vice President, Offshore / Manufactured Products and Downhole Technologies
•Brian E. Taylor—Senior Vice President, Controller and Chief Accounting Officer (no relation to the Company's CEO, Cindy Taylor)
Mr. Cragg's employment with the Company ended on March 1, 2021, but due to SEC reporting rules he is deemed to be a Named Executive Officer in 2021.
The Compensation Committee of the Board of Directors provides overall guidance to the Company’s executive compensation program and administers incentive compensation plans.
The executive compensation program includes three primary elements which are largely performance oriented and, taken together, constitute a balanced method of establishing total compensation for the Company’s executive officers. The three major elements consist of a) base salary, b) annual incentive compensation, and c) long-term incentive awards.
Executive Total Compensation Philosophy
The Company’s philosophy regarding the executive compensation program for our Named Executive Officers and other senior managers has been to design a compensation package that provides competitive base salary levels and compensation incentives that (i) attract and retain individuals of outstanding ability in these key positions, (ii) recognize corporate performance relative to established goals and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality and against budget goals and (iii) support both the short-term and long-term strategic goals of the Company. The Compensation Committee believes this approach closely links the compensation of the Company’s executives to the execution of the Company’s strategy and the accomplishment of Company goals that coincide with stockholder objectives.
Compensation Program Objectives
•Attract, motivate, reward and retain key employees and executive talent required to achieve corporate strategic plans;
•Reinforce the relationship between strong individual performance of executives and business results;
•Align the interests of executives with the long-term interests of stockholders; and
•Design a compensation program that neither promotes overly conservative actions or excessive risk taking.
The compensation program is designed to reward executives for long-term strategic management and the enhancement of stockholder value.

32	2022 Proxy Statement

Compensation Discussion and Analysis
2021 Advisory Vote on Executive Compensation
In 2017, a majority of stockholders expressed their preference for an advisory vote on executive compensation occurring every year, and we have implemented their recommendation.
At our 2021 Annual Meeting of Stockholders, our stockholders expressed their support for the compensation program for our Named Executive Officers. A total of 94% of the votes cast supported our executive compensation policies and practices for our Named Executive Officers at our 2021 Annual Meeting of Stockholders. In reviewing our executive compensation program for the 2021 year, our Compensation Committee considered the results of last year’s advisory vote on executive compensation and feedback from our stockholders in their overall assessment of our programs. The Compensation Committee considered stockholder feedback on recent compensation changes, peer data and other market conditions when determining the types and amounts of compensation to be paid to Named Executive Officers.
Say-On-Pay Results (“Percentage of Votes For“)
Compensation Alignment with Stockholders
Demand for most of our products and services depends substantially on the level of capital expenditures invested in the oil and natural gas industry, which has experienced a prolonged downturn due to volatility in underlying commodity prices, particularly that of crude oil.
During 2021, the distribution of Coronavirus Disease 2019 ("COVID-19") vaccines progressed and many government-imposed restrictions were relaxed or rescinded. While customer-driven activity has improved since the low levels of 2020, our reported results of operations in 2021 continued to reflect the negative impact of the global response to the COVID-19 pandemic, ongoing uncertainties related to future crude oil demand and supply, market pressures driving increased capital discipline and, to a lesser extent, supply chain disruptions.
Following the significant decline in crude oil prices in March 2020 driven in part by the COVID-19 pandemic, we immediately began aggressive implementation of cost reduction initiatives in an effort to reduce our expenditures to protect the financial health of our company, stabilize our cash flows and protect liquidity. During 2021, we continued our restructuring efforts, closed additional facilities and exited certain under-performing service offerings. Additionally, we completed two significant financing transactions during 2021, which served to extend the maturity profile of our debt and provide greater access to liquidity. In February 2021, we entered into a new $125 million asset-based revolving credit facility (which matures in February 2025). The new $125 million asset-based revolving credit facility replaced our $200 million senior secured revolving credit facility, which was scheduled to mature in January 2022. As a result availability was reduced by $75 million. In March 2021, we issued $135 million principal amount of our 4.75% convertible senior notes due in April 2026. We used $120 million of the cash proceeds to purchase $125 million principal amount of our outstanding 1.50% convertible senior notes due in February 2023.
Given this backdrop, our financial results and our returns to stockholders have suffered since 2014. Total realized compensation as compared to total reported compensation of our Named Executive Officers has also declined over this period.
Please see more detailed examples regarding realized compensation for our Named Executive Officers below in the section titled “Reported versus Realized Values of Executive Compensation.”
Our Compensation Committee is very sensitive to market conditions and stockholder returns. However, the Compensation Committee also strives to balance the need to retain qualified executives in a highly cyclical industry so that stockholder returns can be maximized over the longer term.

33

Compensation Discussion and Analysis
Compensation Comparisons Relative to Market
The Compensation Committee establishes executive compensation primarily based on a review of the executive’s performance and compensation history while taking into account corporate performance and stockholder returns. In the exercise of its duties, the Compensation Committee periodically evaluates the Company’s executive compensation against that of comparable companies; however, the Compensation Committee does not set percentile goals against comparison data for purposes of determining executive compensation levels. The Compensation Committee considers the market to consist of both the oilfield services industry and geographic markets in which the Company competes for executive talent. Compensation data is periodically obtained for a selected peer group approved by the Compensation Committee (the “peer group”) consisting of industry companies of comparable size and business complexity.
In selecting comparison companies, the Compensation Committee considered various factors including each company’s participation in the energy services sector as well as market capitalization, annual revenues, business complexity, profitability, returns on equity and assets, the number of divisions/segments, countries in which they operate and total number of employees. The selected peer companies change from time to time to ensure their continued appropriateness for comparative purposes.
The Compensation Committee reviews the compensation programs for comparable positions at similar corporations with which the Company competes for executive talent, and also considers relative internal equity within its executive pay structure. This approach allows the Compensation Committee to respond to changing business conditions and to manage salaries and incentives more evenly over an individual’s career.
In evaluating the peer group and other comparison data for compensation purposes, the Compensation Committee neither bases its decisions on quantitative relative weights of various factors, nor follows mathematical formulas. Rather, the Compensation Committee exercises judgment after considering the factors it deems relevant. The Compensation Committee has engaged Meridian Compensation Partners (the “Consultant”) to, among other things, assess the reasonableness of the peer group of companies used for comparison purposes (more about the Compensation Committee’s relationship with the Consultant is discussed below). In the review conducted for the Compensation Committee in August 2020, the Consultant recommended a list of 13 publicly traded companies as the peer group for comparison purposes of reviewing 2021 compensation decisions (collectively, the “Peer Group”). The Peer Group for 2021 compensation decisions is comprised of 12 of the 13 companies utilized as the peer group in 2020, reflecting the removal of ChampionX Corporation due to its revenue level following its merger with Apergy Corporation (renamed ChampionX Corporation after Apergy's combination with ChampionX Holding, Inc., the former upstream business of Ecolab, Inc.), and the addition of Select Energy Services, Inc. In September 2021, the Compensation Committee approved certain changes to the Company’s Peer Group for 2022 compensation planning purposes, including the removal of Superior Energy Services, Inc. (due to limited disclosures for the new management team members post-emergence from bankruptcy) and the addition of NexTier Oilfield Solutions, Inc. and Tetra Technologies, Inc. The Compensation Committee approved the removal of Exterran Corporation in early 2022 after the announcement of the pending acquisition by Enerflex Ltd. The Peer Group identified for purposes of both the 2021 and 2022 compensation years is reflected below:

2022 Peer Evaluation by Compensation Committee

2021 PEERS				2022 PEERS

AROC	Archrock, Inc.	PEER ADDED		AROC	Archrock, Inc.
CLB	Core Laboratories N.V.			CLB	Core Laboratories N.V.
DRQ	Dril-Quip, Inc.	NEX	NexTier Oilfield Solutions Inc.	DRQ	Dril-Quip, Inc.
EXTN	Exterran Corporation			XPRO	Expro Group Holdings N.V.(1)
FET	Forum Energy			FET	Forum Energy
	Technologies, Inc.	TTI	Tetra Technologies, Inc.		Technologies, Inc.
FI	Frank's International N.V.(1)			HLX	Helix Energy Solutions
HLX	Helix Energy Solutions				Group, Inc.
	Group, Inc.			HP	Helmerich & Payne, Inc.
HP	Helmerich & Payne, Inc.	PEER REMOVED		NEX	NexTier Oilfield Solutions Inc.
NR	Newpark Resources, Inc.			NR	Newpark Resources, Inc.
OII	Oceaneering International, Inc.	SPNX	Superior Energy Services, Inc.	OII	Oceaneering International, Inc.
RES	RPC, Inc.			RES	RPC, Inc.
WTTR	Select Energy Services, Inc.			WTTR	Select Energy Services, Inc.
SPNX	Superior Energy Services, Inc.	EXTN	Exterran Corporation	TTI	Tetra Technologies, Inc.

(1)Frank's International N.V. was renamed Expro Group Holdings N.V. after the merger with Expro Group Holdings International Limited in October 2021.

34	2022 Proxy Statement

Compensation Discussion and Analysis
Compensation Practices as They Relate to Risk Management
Our compensation policies and practices are designed to provide rewards for short-term and long-term performance, both on an individual basis and at the entity level. In general, optimal financial and operational performance, particularly in a competitive business, requires some degree of risk-taking. Our compensation strategies are designed to encourage Company growth and appropriate risk taking but not to encourage excessive risk taking. We also attempt to design the compensation program for our larger general employee population so that it does not inappropriately incentivize our employees to take unnecessary risks in their day-to-day activities. We recognize, however, that there are trade-offs and that it can be difficult in specific situations to maintain the appropriate balance.
Our compensation arrangements contain certain design elements that are intended to minimize the incentive for taking unwarranted risk to achieve short-term, unsustainable results. Those elements include a maximum amount that can be earned under the annual incentive cash compensation and performance-based stock and cash award programs.
In combination with our risk management practices, we do not believe that risks arising from our compensation policies and practices for our employees, including our Named Executive Officers, are reasonably likely to have a material adverse effect on us.
Elements of Compensation
In order to further its pay-for-performance goal, the Compensation Committee has determined that it is appropriate to deliver a significant portion of executive compensation in the form of equity based compensation with a large portion of compensation that is “at risk” and tied to corporate performance. The following charts depict elements of the target compensation for the CEO and, collectively, for the other NEOs of the Company during 2021. Approximately 85 percent of the compensation granted to our CEO and 72 percent granted to our other NEOs was at risk, demonstrating management’s alignment with stockholder objectives.
2021 Target Compensation Mix

CEO

ALL OTHER NAMED EXECUTIVE OFFICERS(1)
(1)Mr. Cragg was excluded from the calculation since his employment ended March 1, 2021.
When designing incentives, the Compensation Committee employs selected performance metrics to ensure a strong link between executive compensation and performance. Metrics such as EBITDA, free cash flow, average liquidity levels and relative stock price performance have been used in the past to align compensation to Company performance.
In terms of 2021 grant date fair value awarded under our long-term incentive program, 25% was awarded in the form of cliff-vesting performance-based stock awards, 25% was awarded in the form of cliff-vesting performance-based cash awards and 50% was awarded in the form of time-based restricted stock awards to our CEO and our other Named Executive Officers (see page 48), with the exception of Mr. B. Taylor, who was awarded 30% in the form of time-based restricted stock award and 70% in the form of time-based cash award.
An explanation of the individual pay elements of our executive officer compensation program and the impact of performance on each element is summarized below.

35

Compensation Discussion and Analysis
Reported versus Realized Values of Executive Compensation
The Compensation Committee is committed to targeting reasonable and competitive compensation for the NEOs. Because a significant portion of the NEOs’ compensation is at risk (72% to 85% for 2021 as shown above), the target values established may vary substantially from the actual pay that is realized.
“Reported compensation” is the total compensation that is reported in the summary compensation table of our Proxy Statement which reflects values at grant date rather than when actually earned. “Realized compensation” for any given year is calculated by adding together: actual base salary paid, total annual non-equity incentive plan compensation paid, the value of service-based and performance-based restricted stock awards that vested during the year (based on the closing price of the Company’s common stock on the day of vesting), the actual value of performance-based cash awards earned during the year and the actual value of all other compensation earned during the year. Realized pay disclosures are intended to reflect what an executive would have reported as wages earned in their Form W-2 for income tax purposes.
The following table summarizes reported compensation values for our CEO and collectively for the other NEOs, as compared to realized values for the years ended December 31, 2020 and 2021 (in thousands):
Reported Versus Realized Compensation Values(1)

CEO Compensation	All Other Named Executive Officers Compensation(2)

(1)This table is intended to provide supplemental information for compensation that has been reported within the Summary Compensation Table. It is not intended to substitute or replace any amounts reported within the Summary Compensation Table. A more detailed chart containing information regarding our CEO’s reported vs. realized values for certain long-term equity awards can be found below in the section titled “Long-term Incentives".
(2)No values are reflected with respect to Mr. Cragg in 2021 since his employment ended on March 1, 2021.
Base Salary
Base salary is the guaranteed element of an executive’s direct compensation and is intended to provide a foundation for a competitive overall compensation opportunity for the executive. The Compensation Committee reviews each executive’s base salary annually. Executive officer base salaries are determined after an evaluation that considers the executive’s prior experience and breadth of knowledge and which also considers compensation data from peer group companies and other similarly sized companies, the Company’s and the executive’s performance, and any significant changes in the executive’s responsibilities. The Compensation Committee considers all these factors together plus overall industry conditions. Beginning in May 2020, in response to the unprecedented market disruptions caused by the COVID-19 pandemic, the Compensation Committee implemented a 10% base salary reduction for our Named Executive Officers. These pay reductions were restored in June 2021.

NAMED EXECUTIVE OFFICER	END OF YEAR FIVE YEAR BASE SALARY SUMMARY(1)(2)
	2021	2020	2019	2018	2017
Cindy B. Taylor	$ 850,000	$765,000	$850,000	$850,000	$800,000
Lloyd A. Hajdik	450,000	405,000	450,000	435,000	425,000
Christopher E. Cragg(3)	n.a.	414,000	460,000	450,000	440,000
Philip S. Moses	425,000	360,000	400,000	375,000	350,000
Brian E. Taylor(4)	300,500	270,450
(1)The table above lists salaries in effect at December 31 of each year while the Summary Compensation Table on page 46 reflects actual base salary earned in 2021, 2020 and 2019.
(2)The base salary of each of the Company's Named Executive Officers was reduced by 10% beginning in May 2020 and restored in June 2021. Mr. Moses received an additional 6.25% increase in connection with his incremental duties managing our Downhole Technologies segment.
(3)Mr. Cragg's employment with the Company ended on March 1, 2021.
(4)Mr. B. Taylor became a Named Executive Officer in 2020, thus no base salary amounts are presented for years prior to 2020.

36	2022 Proxy Statement

Compensation Discussion and Analysis
Ms. C. Taylor provides the Compensation Committee with input regarding the performance of other Company executives and makes compensation recommendations with respect to these individuals. In light of market data and analysis and other factors noted above, the
Compensation Committee makes an independent judgment with respect to compensation levels for each of Ms. C. Taylor’s NEO direct reports. Ms. C. Taylor does not provide input or participate in the review or determination of her own compensation.
Short-term Incentives
The Company’s Annual Incentive Compensation Plan (“AICP”) is performance-based and provides executives with direct financial incentives in the form of annual cash bonuses based on total Company and business unit performance. Annual incentive awards are linked to the achievement of pre-determined Company-wide and business unit quantitative performance goals and are designed to place a significant portion of the executive’s total compensation at risk. The purpose of the AICP is to:
•provide focus on the attainment of annual goals that lead to long-term success of the Company;
•provide annual performance-based cash incentive compensation;
•motivate achievement of critical annual financial performance metrics; and
•motivate employees to continually improve Company-wide and business unit performance.
The AICP is based upon metrics set by the Compensation Committee with input from management that it believes are consistent with creating stockholder value. The goals and objectives have been 100% weighted in recent years toward financial objectives for executive officers and goals that management and the Board of Directors believe will drive Company performance and protect its financial health and liquidity during the unprecedented market and industry conditions resulting from the COVID-19 pandemic.
Under the AICP, an incentive target percentage is established for each executive officer based upon, among other factors, the Compensation Committee’s review of publicly available competitive compensation data for that position, level of responsibility, past performance and ability to impact the Company’s success. Achieving results which exceed a minimum, or threshold, level of performance triggers an AICP payout. Performance at or below the threshold results in no AICP award. Target performance is earned when an executive achieves 100% of their AICP performance objective(s). Overachievement is the performance level at which short-term incentive compensation is maximized. If the performance results fall between the threshold level and the target level, 25-100% of the AICP target amount will be paid out proportionately to the distance such performance results fall between the two levels. If the performance results fall between the target level and the overachievement level, 100-200% of the AICP target amount will be paid out proportionately to the distance such performance results fall between the two levels. The 2021 award opportunities, expressed as a percentage of eligible AICP earnings (i.e. annual base salary), for our CEO and other Named Executive Officers are outlined below:

	THRESHOLD	TARGET(2)	OVERACHIEVEMENT
Cindy B. Taylor	27.5%	110%	220%
Lloyd A. Hajdik	20%	80%	160%
Christopher E. Cragg(1)	n.a.	n.a.	n.a.
Philip S. Moses	20%	80%	160%
Brian E. Taylor(2)	11.25%	45%	90%
(1)Mr. Cragg's employment with the Company ended on March 1, 2021.
(2)During 2021, Mr. B. Taylor's target award opportunity was increased from 40% to 45% to better align his positioning relative to the peer group 50th percentile. All other Named Executive Officers target percentages were held constant during 2021.
As shown in the table above, the maximum AICP overachievement percentage (payout) is limited to twice the target level percentage which helps mitigate the potential for excessive risk taking. In addition, targets and goals are adjusted upward to incorporate material acquisitions (if any) which also limits excessive risk taking.
The Compensation Committee is responsible for approving the AICP performance objectives based on recommendations made by the CEO. The Compensation Committee sets performance goals that are measurable and quantifiable.
Performance measures are selected and weighted by management and the Compensation Committee annually to give emphasis to performance criteria that drive Company performance and for which participants have influence.
In recognition of the importance of managing the Company’s near-term liquidity requirements given the market disruptions resulting from the COVID-19 pandemic, the liquidity metric that was introduced in 2020 was left in place in 2021. The liquidity metric is calculated based on average liquidity (cash on-hand plus borrowing availability under the Company's revolving credit facility) (the "Consolidated Liquidity Level" financial objective in the table below).

37

Compensation Discussion and Analysis
The Compensation Committee has established “earnings before interest, taxes, depreciation and amortization expense” (“EBITDA”) as a primary corporate financial performance objective for each executive officer in recent years. The EBITDA and other financial objectives are generally set based on the Company's annual operating plan approved by the Board of Directors. For 2021, all Named Executive Officers had 75% of their objective based on Consolidated EBITDA and 25% of their objective based upon Consolidated Liquidity Level.
At the end of each year, the Compensation Committee reviews the performance results of the Company and the total incentive awards to be paid to each executive officer based on the level of achievement of the AICP performance objectives. Actual incentive plan payments under the AICP in 2021 were based upon the level of Company achievement of the related quantitative financial goals and objectives with no Named Executive Officer receiving an above target payout. The following tables present the Company’s 2021 annual cash incentive results for each of our NEOs, together with relevant weightings of the various components and payouts achieved.

		FINANCIAL OBJECTIVES
		CONSOLIDATED EBITDA		CONSOLIDATED LIQUIDITY LEVEL
	TARGET INCENTIVE OPPORTUNITY AS % OF BASE SALARY	WEIGHT (%)	PAYOUT RESULT (%)	WEIGHT (%)	PAYOUT RESULT (%)	TOTAL 2021 INCENTIVE PAID AS % OF BASE SALARY
Cindy B. Taylor	110%	75	60	25	200	104%
Lloyd A. Hajdik	80%	75	60	25	200	76%
Christopher E. Cragg(1)	n.a.					n.a.
Philip S. Moses	80%	75	60	25	200	76%
Brian E. Taylor	45%	75	60	25	200	43%
(1)Mr. Cragg's employment with the Company ended on March 1, 2021.
The following table presents the 2021 AICP performance objective goals together with the corresponding actual performance achieved.

(IN MILLIONS)	CONSOLIDATED EBITDA ($)	CONSOLIDATED LIQUIDITY LEVEL ($)
Threshold	28.7	50.0
Target(1)	38.3	75.0
Maximum	47.9	100.0

Actual Adjusted Performance	32.7	110.4
Payout Achieved (%)	60%	200%
(1)The consolidated EBITDA target established for 2021 of $38.3 million was approved by the Board of Directors as part of the annual operating budget process, which represented a 125% increase from 2020 actual EBITDA of $17.0 million.
(2)Despite the increased consolidated EBITDA target for 2021 compared to 2020, the consolidated liquidity level target established for 2021 remained consistent with the 2020 target level given the required successful negotiation and execution of a new revolving credit facility in early 2021 with reduced borrowing availability from the existing credit facility and an anticipated activity-driven increase in working capital requirements. In February 2021, we entered into a new $125 million asset-based revolving credit facility (with borrowing availability subject to a borrowing base calculation that includes only eligible U.S. accounts receivable and inventory), which replaced our $200 million senior secured revolving credit facility (scheduled to mature in January 2022).

	AICP TARGET AWARD ($)	AICP ACTUAL AWARD ($)	% OF BASE SALARY
Cindy B. Taylor	891,846	843,909	104%
Lloyd A. Hajdik	343,385	324,928	76%
Christopher E. Cragg(1)	n.a.	n.a.	n.a.
Philip S. Moses	316,000	299,015	76%
Brian E. Taylor	128,984	122,051	43%
(1)Mr. Cragg's employment with the Company ended on March 1, 2021.

38	2022 Proxy Statement

Compensation Discussion and Analysis
Long-term Incentives
Equity-Based Incentives—The Company makes certain stock-based awards under the Amended and Restated Equity Participation Plan (previously the 2018 Equity Participation Plan) (collectively referred to as the “Equity Participation Plan”), which was approved by stockholders at the 2021 Annual Meeting of Stockholders, to better align the interests of executive officers with those of stockholders and to provide retention incentives. Specifically, the plan’s purposes are to:
•place a significant percentage of executive compensation at risk;
•enable the Company to obtain and retain the services of executives considered essential to its long-term success by offering them an opportunity to own stock in the Company; and
•provide an additional incentive for executives to further the growth, development and financial success of the Company by personally benefiting through ownership of Company stock and/or rights.
The Equity Participation Plan provides for the grant of any combination of:
•restricted stock; ("RSA's")
•performance-based awards;
•stock options;
•deferred stock;
•stock payments or phantom stock awards; and
•dividend equivalents.
The Equity Participation Plan provides for minimum vesting periods of one year for performance-based awards and three years for tenure-based awards, except for a small percentage of the authorized shares available for awards under the Equity Participation Plan. Vesting may occur earlier than the minimum vesting periods with respect to no more than 10% of shares cumulatively authorized under the Equity Participation Plan. Time-based restricted stock awards, which are valued at the NYSE’s closing price of the Company’s common stock on the date of the grant, or the last preceding trading day if the award date is a date when markets are closed (“NYSE Closing Price”) generally vest in equal installments over a three-year period.
In determining appropriate awards, the Compensation Committee annually reviews each executive’s past performance and experience, his or her position and ability to contribute to the future success and growth of the Company, time in the current job, base compensation and competitive market data.
The Compensation Committee also takes into account the risk of losing the executive to other employment opportunities and the value and potential for appreciation in the Company’s stock. The Compensation Committee also takes into consideration that, unlike some peer companies, the Company has no defined benefit retirement plan nor any supplemental executive retirement benefits or similar arrangements. The Compensation Committee believes that the current program of time-based restricted stock, and, in certain circumstances, cliff-vesting performance-based stock and cash awards, along with significant vesting requirements, are an effective method of reinforcing the long-term nature of the Company’s business, in creating retention incentives and in reinforcing alignment with stockholder interests.
Higher-level positions will generally have a greater percentage of their total compensation at risk and based on longer-term incentives which are performance-based. The size of long-term incentive grants will vary from year to year and reflects a variety of factors including, among others, competitive market practices, retention priorities, total previous grants, current stock valuation, estimated impact on future earnings, and individual, segment and Company-wide performance. The Compensation Committee determines the award level for executives, if any, on an annual basis, usually at its February meeting each year.
In 2021, each of the Named Executive Officers received a combination of grants weighted in terms of grant date value, 50% to time-vesting restricted stock awards and 50% to cliff-vesting performance-based awards, except for Mr. B. Taylor who received 30% time-vesting restricted stock and 70% cash-based long-term incentive awards due to the lack of shares available at the time of the annual grant and Mr. Cragg who did not receive a long-term incentive award in 2021 due to his employment ending on March 1, 2021. We believe the inclusion of performance-based awards adds incentive for continued performance, enhances the Company’s ability to attract and retain talented executives in an increasingly competitive marketplace and benefits stockholder returns. The Compensation Committee weighs the cost to stockholders of these grants against their potential benefit as an incentive, retention and compensation tool.
Stock Awards. Restricted stock awards were made to Ms. C. Taylor and Messrs. Hajdik and Moses on February 17, 2021 based on the then fair value of $6.87 per restricted share. Once shares in our equity plan were replenished, a restricted stock award was made to Mr. B. Taylor on June 1, 2021 based on the then fair value of $6.77 per restricted share. These awards vest in three equal installments on each annual anniversary of the grant date (so that the awards will be 100% vested on February 17, 2024 and June 1, 2024, respectively), provided the Named Executive Officer remains an employee continuously from the date of grant through the applicable vesting date.
There is no program, plan or practice to time the award of restricted stock to executives in coordination with the release of material non-public information. Except in special circumstances, equity grants are made to employees annually at the time of the Board of Directors’ February meeting. Executive officers and directors are expressly prohibited from trading options or any derivative type of contract related to the Company’s stock.
Performance-Based Awards. The performance-based awards represent the right to receive shares of the Company’s common stock or cash in the future, subject to forfeiture conditions and achieving the identified performance objectives. The performance-based stock awards do not entitle their recipient to the right to vote, receive dividends or to any other privileges or rights of a stockholder of the

39

Compensation Discussion and Analysis
Company until such time as shares of Company common stock are delivered to the recipient following vesting of the awards and achievement of the performance criteria.
The vesting of performance-based awards is contingent upon the Named Executive Officer’s continued employment with us through the specified vesting date, and our achievement of predefined performance metrics generally covering a three-year measurement period. Depending on the level of performance achieved, our Named Executive Officers may earn between 0% and 200% of the targeted value covered by the award. Upon the occurrence of certain events, such as a change in control or specified employment termination scenarios, vesting of the performance-based awards (equity and cash) may be accelerated. The 2019 and 2020 performance-based awards were divided into two components: a performance-based stock award based on the achievement of a predefined EBITDA CAGR (an absolute growth measure), and a performance-based cash award based on Relative Total Stockholder Return ("Relative TSR") compared to our peer group. For 2021, performance-based awards continued to be divided into two components: a performance-based stock award based on the achievement of a predefined cumulative adjusted EBITDA (an absolute performance measure), and a performance-based cash award based on Relative TSR compared to our peer group.
EBITDA CAGR refers to the average year-over-year growth rate of that performance measure over the three-year performance period. This performance metric is an absolute rather than a relative performance measure.
Cumulative EBITDA replaced EBITDA CAGR in 2021 and refers to the sum of EBITDA amounts for each of the three calendar years in the performance period. This performance metric is an absolute rather than a relative performance measure.
Relative TSR performance-based awards granted by the Compensation Committee in 2019, 2020 and 2021 were a cash-based award to more closely correlate the level of benefit granted to recipients to amounts expensed in our financial statements. Potential payouts related to performance-based cash awards based on Relative TSR are capped at target if Relative TSR is negative over the performance period.
The Company utilizes a combination of performance based and absolute metrics in the composition of the long-term incentive award value in the form of performance-based awards.
The tables below summarize the predefined performance criteria and the shares earned or cash received based on results achieved over the three-year performance period for these performance-based awards. Performance matrices provide for graduated award levels when the measure achievement falls between the minimum and maximum levels.
Performance-Based Relative Award Criteria

	2019(1) , 2020(2) and 2021(3) PERFORMANCE BASED RELATIVE TSR PERFORMANCE AWARD AS % OF GRANT VALUE (CASH-BASED)
75th Percentile	Top	200%
50th Percentile	Middle	100%
25th Percentile	Bottom	50%
<25th Percentile	Non Qualifying	—
(1)The 2019 award's performance period was January 1, 2019 to December 31, 2021. Performance matrix provides for graduated award levels when the Relative TSR measure achievement falls between the 25th and 74th percentile. The actual Relative TSR achievement level for the 2019 grant was 62%.
(2)The 2020 award's performance period is January 1, 2020 to December 31, 2022. Performance matrix provides for graduated award levels when the Relative TSR measure achievement falls between the 25th and 74th percentiles. However, if the Company’s TSR is negative, payout as a percentage of grant value will not exceed 100%.
(3)The 2021 award's performance period is January 1, 2021 to December 31, 2023. Performance matrix provides for graduated award levels when the Relative TSR measure achievement falls between the 25th and 74th percentiles. However, if the Company’s TSR is negative, payout as a percentage of grant value will not exceed 100%.

40	2022 Proxy Statement

Compensation Discussion and Analysis
Performance-Based Absolute Award Criteria

	2019 PERFORMANCE SHARE UNIT GRANTS(1) (JANUARY 1, 2019 TO DECEMBER 31, 2021 PERFORMANCE PERIOD) EBITDA CAGR PERFORMANCE AWARD AS % OF GRANT VALUE (STOCK-BASED)
≥17.5%	Overachievement	200%
12.5%	Target	100%
7.5%	Entry	50%
<7.5%	Non Qualifying	—
(1)Performance matrix provides for graduated award levels when the EBITDA CAGR achievement falls between 7.5% and 17.5%. The actual level achieved for the 2019 grant was 0% and the awards were forfeited.

	2020 PERFORMANCE SHARE UNIT GRANTS(1) (JANUARY 1, 2020 TO DECEMBER 31, 2022 PERFORMANCE PERIOD) EBITDA CAGR PERFORMANCE AWARD AS % OF GRANT VALUE (STOCK-BASED)
≥15.0%	Overachievement	200%
10.0%	Target	100%
5.0%	Entry	50%
<5.0%	Non Qualifying	—
(1)Performance matrix provides for graduated award levels when the EBITDA CAGR achievement falls between 5.0% and 15.0%. Based on performance achieved through December 31, 2021, these awards currently indicate that 0% of award value will be earned.

	2021 PERFORMANCE SHARE UNIT GRANTS(1) (JANUARY 1, 2021 TO DECEMBER 31, 2023 PERFORMANCE PERIOD) CUMULATIVE EBITDA PERFORMANCE AWARD AS % OF GRANT VALUE (STOCK-BASED)
≥$143.75 million	Overachievement	200%
$115.00 million	Target	100%
$86.25 million	Entry	50%
<$86.25 million	Non Qualifying	—
(1)Performance matrix provides for graduated award levels when the cumulative EBITDA achievement falls between $86.25 million and $143.75 million. Based on performance achieved through December 31, 2021, these awards currently indicate that 28% of award value will be earned.
Long-Term Cash Incentive Award for Mr. B. Taylor. As noted above, at the time of our annual grants, Mr. B. Taylor received a one-time cash award in the amount of $210,000 that will vest in three annual installment payments, subject to his continued employment on the applicable payment dates. He could receive accelerated vesting and settlement of the award in the event that a change in control occurs prior to the final payment date. Amounts paid pursuant to this award will be reported as bonus compensation each year in the Summary Compensation Table as it is earned.

41

Compensation Discussion and Analysis
CEO Long-Term Performance-Based Stock and Cash Awards
The following table summarizes reported values for our CEO as compared to realized values of performance-based long-term stock grants and performance-based cash awards.

	Performance-Based Stock as Percent of Total Long-Term Incentive Grant	Reported Value of Performance-Based Awards on Date of Grant	Performance Metrics	Performance Level Achieved	Realized Value of Performance-Based Awards on Date of Vest
2016	33%	$775,501	Relative TSR (settled in stock); three-year cliff vest	125%	$644,033
2017	33%	$1,072,486	Relative TSR (settled in stock); three-year cliff vest	167%	$696,979
2018	33%	$1,266,667	50% Relative TSR (settled in cash); 50% EBITDA CAGR (settled in stock); three-year cliff vest for both metrics	86% based on Relative TSR; 200% based on EBITDA CAGR	$761,098
2019	33%	$1,266,670	50% Relative TSR (settled in cash); 50% EBITDA CAGR (settled in stock); three-year cliff vest for both metrics	62% based on Relative TSR; 0% based on EBITDA CAGR	$392,666
2020	50%	$1,799,995	50% Relative TSR (settled in cash); 50% EBITDA CAGR (settled in stock); three-year cliff vest for both metrics	Performance period in progress; however, EBITDA CAGR award performance achievement as of December 31, 2021 indicates that 0% of award value will be earned.
2021	50%	$1,799,997	50% Relative TSR (settled in cash); 50% Cumulative EBITDA (settled in stock); three-year cliff vest for both metrics	Performance period in progress; however, Cumulative EBITDA award performance achievement as of December 31, 2021 indicates 28% of award value will be earned
Status of CEO Performance-Based Awards Outstanding at December 31, 2021

	Metric	Achievement Level Through 12/31/2021	Reported Value on Date of Grant ($)	Realized Value at Vesting Date ($)
2019 Performance Awards Performance Period 1/1/2019 - 12/31/2021	Relative TSR	62%	633,333	392,666
	EBITDA CAGR	0%	633,337	—
2020 Performance Awards Performance Period 1/1/2020- 12/31/2022	Relative TSR	0%	900,000	Performance period in progress
	EBITDA CAGR	0%	899,995	Performance period in progress
2021 Performance Awards Performance Period 1/1/2021 - 12/31/2023	Relative TSR	133%	900,000	Performance period in progress
	Cumulative EBITDA	28% of target in year one of performance period	899,997	Performance period in progress

42	2022 Proxy Statement

Compensation Discussion and Analysis
Benefits
Employee benefits are designed to be broad based, competitive and to attract and retain employees. From time to time the Compensation Committee reviews plan updates and recommends that the Company implement certain changes to existing plans or adopt new benefit plans.
Health and Welfare Benefits
The Company offers a standard range of health and welfare benefits to all employees including executives. These benefits include: medical, prescription drug, vision and dental coverages, life insurance, accidental death and dismemberment, short and long-term disability insurance, paid parental leave, flexible spending accounts, employee assistance, business travel accident insurance and 529 college savings plans. Named Executive Officers make the same contributions for the same type of coverage and receive the same level of benefit as any other employee for each form of coverage/benefit.
Retirement Plans
The Company does not offer a defined benefit retirement plan. The Company does offer a defined contribution 401(k) retirement plan to substantially all of its U.S. employees. Given the market disruptions caused by the COVID-19 global pandemic, Company matching contributions were suspended beginning in April 2020 and were partially restored January 1, 2022. The Company makes matching contributions in 2022 under this plan on the first 4% of the participant’s compensation (50% match of the first 4% employee contribution).
Deferred Compensation Plan
The Company maintains a nonqualified deferred compensation plan (the “Deferred Compensation Plan”) that permits eligible employees and directors to elect to defer all or a part of their cash compensation (base and/or incentives) from the Company until the termination of their status as an employee or director or in the event of a change of control. Employees, including our Named Executive Officers, that participate in the Deferred Compensation Plan do not receive any additional compensation other than the employer match on compensation deferred equivalent to what would have been matched in the Company’s 401(k) plan, absent certain IRS limitations. Company matching contributions were suspended beginning in April 2020, in response to the market disruptions caused by the COVID-19 pandemic and were partially restored January 1, 2022. A deferral election may provide for deferring different forms or levels of compensation (base salary and/or incentive compensation) during the year. Directors who elect to participate in the Deferred Compensation Plan do not receive any matching contributions. Additional details regarding the Deferred Compensation Plan are contained within the section below titled “Nonqualified Deferred Compensation.”
Other Perquisites and Personal Benefits
The Company does not generally offer any perquisites or other personal benefits to our Named Executive Officers with an aggregate value over $10,000. Some Named Executive Officers do have Company paid club memberships, which are used for both personal and business purposes.
Compensation Consultant
In 2021, the Compensation Committee engaged Meridian Compensation Partners (the “Consultant”) to: (i) review the peer group of companies used for comparison purposes in the preceding year and assess the peer group’s continued validity; (ii) conduct a review of the competitiveness of our total direct compensation of the Named Executive Officers, relative to data disclosed in proxy statements and other filings with the SEC by the peer group of companies and survey data; (iii) conduct a pay-for-performance analysis to assess the alignment of Chief Executive Officer pay and the Company performance and the peer group of companies identified; (iv) assess compensation for non-employee directors relative to compensation programs of a peer group of companies; (v) assist in assessment of potential excise taxes pursuant to Section 4999 of the Code, assuming a change of control occurred on December 31, 2021; and (vi) assist the Compensation Committee in the performance of its duties. The decision to engage the Consultant and the approval of its compensation and other terms of engagement were made by the Compensation Committee without reliance on any recommendation of management. The Consultant’s engagement was limited to executive compensation and non-employee director projects requested by the Compensation Committee, and no other services were provided to the Company or management. The Compensation Committee considered this and other factors in its recent assessment of the independence of the Consultant and concluded that the Consultant’s work for the Compensation Committee does not raise any conflict of interest. Fees paid to the Consultant in 2021 did not exceed $95,000.

43

Compensation Discussion and Analysis
Executive Compensation Policies
The following is a summary of some of our executive compensation practices and policies.

What We Do	What We Don’t Do

Performance-based compensation
Balance of short- and long-term incentives
Challenging stock ownership guidelines
Consider peer group reports when establishing compensation
Risk assessment
Clawback policy
NO hedging of our stock NO pledging of our stock NO tax gross-ups in post-2009 agreements NO excessive perquisites NO guaranteed bonuses NO repricing of underwater options
•Repricing Stock Options—The Company’s practice is to price awards at the market price on the date of award. The Company’s Equity Participation Plan prohibits any repricing of options without our stockholders’ approval.
•Securities Trading Policy—The Company prohibits directors, officers and employees from trading the Company’s securities on the basis of material, non-public information or “tipping” others who may so trade on such information. In addition, the policy prohibits certain officers, directors, and related persons from trading in the Company’s securities without obtaining prior approval from the Company’s Chief Executive Officer, Chief Financial Officer or Corporate Secretary. Executive officers and directors are expressly prohibited from trading options or any derivative type of contract related to the Company’s stock.
•Anti-Hedging/Anti-Pledging—Directors and officers are prohibited from (i) purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s stock, including prepaid variable forward contracts, equity swaps, collars and exchange funds; (ii) engaging in short sales related to the Company’s common stock; (iii) placing standing orders; (iv) holding Company stock in margin accounts; and (v) pledging Company securities as collateral for a loan. See the Corporate Governance section for a more detailed discussion of our anti-hedging policy.
•Incentive Compensation Clawback Policy— The Company's incentive compensation clawback policy provides the Company with the ability, in appropriate circumstances, to seek restitution of any performance-based compensation received by an employee as a result of such employee’s fraud or misconduct, resulting in a material misstatement contained in the Company’s financial statements, which results in a restatement of these financial statements.
•Executive Stock Ownership and Retention Guidelines—The Compensation Committee has adopted Executive Stock Ownership and Retention Guidelines were adopted by the Compensation Committee to further align the interests of executives with the interests of stockholders and further promote the Company’s commitment to sound corporate governance. The Compensation Committee may, from time to time, reevaluate and revise participants’ guidelines to incorporate pay changes or other events.
The stock ownership guidelines for the senior executives are as follows:

POSITION	MULTIPLE OF SALARY
Chief Executive Officer	5X
Executive Officers (Section 16)	2X
Stock that counts toward satisfaction of the stock ownership guidelines includes:
•Company shares owned outright (i.e. open market purchases) by the executive or his or her immediate family members residing in the same household;
•Shares owned indirectly by the executive officer (e.g., by a spouse or other immediate family member or a trust for the benefit of the executive officer or his or her family), whether held individually or jointly;
•Time-based restricted shares granted to the executive officer under the Company’s long-term equity incentive plans;
•Shares represented by amounts invested in the executive officer’s account under the Company’s 401(k) plan; and
•Shares held on behalf of the executive officer that are deemed invested in shares under the Company’s Deferred Compensation Plan.
Covered executives are required to achieve their stock ownership guideline within five years from inclusion in the program and continue to maintain and hold the level of stock ownership as long as they are executive officers of the Company. All covered executives were in compliance with the Executive Stock Ownership and Retention Guidelines as of December 31, 2021.

44	2022 Proxy Statement

Compensation Discussion and Analysis
Executive and Change of Control Agreements
The Company maintains Executive Agreements with its Named Executive Officers with the exception of Mr. B. Taylor, who participates in the Change of Control Severance Plan for Selected Members of Management (the "Severance Plan"). The Executive Agreements are not considered employment agreements and the applicable executives are employed “at will” by the Company. The individual agreements provide protection in the event of a qualified termination, which is generally defined as an (i) involuntary termination of the executive officer by the Company other than for “Cause” or (ii) either an involuntary termination other than for “Cause” or a voluntary termination by the executive for “Good Reason,” in each case, during a specified period of time after a corporate “Change of Control” (as defined in each Executive Agreement) of the Company. The Severance Plan provides protection in the event of an involuntary termination other than for "Cause," or a voluntary termination by Mr. B. Taylor with "Good Reason," in each case during a specified period of time after a corporate "Change of Control"(as defined within the Severance Plan). Executives who resign voluntarily without Good Reason under either arrangement do not trigger any payments.
The Change of Control provision in the Executive Agreements and the Severance Plan is intended to encourage continued employment by the Company of its executive officers and to allow such executive to be in a position to provide assessment and advice to the Board of Directors regarding any proposed Change of Control without concern that such executive might be unduly distracted by the uncertainties and risks created by a proposed Change of Control. An Executive Agreement entered into previously with Ms. C. Taylor entitle her to be made whole for any excise taxes incurred with respect to severance payments that are in excess of the limits set forth under the Internal Revenue Code. The Company discontinued the practice of providing tax gross-ups in its Executive Agreements in 2010, and accordingly, the Executive Agreements entered into with Messrs. Hajdik and Moses, and Mr. B. Taylor's Change of Control Severance Agreement, do not contain excise tax gross up protection.
The Executive Agreements have a term of three years and are extended automatically for one additional day on a daily basis, unless notice of non-extension is given by the Board of Directors of the Company, in which case the Executive Agreement will terminate on the third anniversary of the date notice is given. See “Potential Payments Under Termination or Change of Control” in this Proxy Statement for additional disclosures regarding the Executive Agreements and the Severance Plan.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis filed in this document. The Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2021.

The Compensation Committee:
Lawrence R. Dickerson, Chairman
Robert L. Potter
E. Joseph Wright

February 14, 2022

45

Compensation Discussion and Analysis
Summary Compensation Table
The table below summarizes the total compensation paid or earned by our Named Executive Officers for each fiscal year in the three year period ended December 31, 2021.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(3)	STOCK AWARDS ($)(4)	BONUS AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(5)	ALL OTHER COMPENSATION ($)(6)	TOTAL ($)
Cindy B. Taylor President & Chief Executive Officer	2021	810,769	2,699,999	—	1,236,575	13,710	4,761,053
	2020	797,692	2,916,427	—	1,422,128	45,546	5,181,793
	2019	850,000	3,166,668	—	345,190	79,291	4,441,149
Lloyd A. Hajdik Executive Vice President, Chief Financial Officer & Treasurer	2021	429,231	937,501	—	479,928	—	1,846,660
	2020	422,308	1,022,941	—	552,846	19,066	2,017,161
	2019	447,866	1,250,008	—	132,277	59,732	1,889,883
Christopher E. Cragg(1) Former Executive Vice President, Operations	2021	81,208	—	—	—	745,200	826,408
	2020	431,692	1,022,941	—	387,677	21,118	1,863,428
	2019	458,577	1,250,008	—	263,130	45,512	2,017,227
Philip S. Moses Executive Vice President, Offshore/Manufactured Products and Downhole Technologies	2021	395,000	937,501	—	433,349	—	1,765,850
	2020	376,154	968,359	—	322,462	16,426	1,683,401
	2019	396,442	1,083,333	—	190,068	27,588	1,697,431
Brian E. Taylor(2) Senior Vice President, Controller & Chief Accounting Officer	2021	286,631	90,000	—	122,051	—	498,682
	2020	282,008	325,000	—	112,803	9,932	729,743

(1)Mr. Cragg's employment with the Company ended on March 1, 2021.
(2)No amounts are reflected with respect to Mr. B. Taylor for 2019, as Mr. B. Taylor was not a Named Executive Officer of the Company until 2020.
(3)Beginning in May 2020, in response to the market disruptions caused by the COVID-19 pandemic, the base salaries of all our Name Executive Officers were reduced by 10%. These pay reductions were restored on June 7, 2021, therefore amounts for the 2020 and 2021 year reflect a combination of reduced and regular salary payments.
(4)These columns represent the dollar amounts for the years shown of the aggregate grant date fair value of restricted stock awards and performance-based stock awards, as applicable, granted in those years computed in accordance with FASB ASC Topic 718—Stock Compensation. Values actually earned can vary greatly from reported amounts depending upon movements in the stock price during the vesting period. Generally, the aggregate grant date fair value is the aggregate amount that the Company expects to expense in its financial statements over the award’s vesting schedule (generally three years) and, for performance-based stock awards, is based upon the probable outcome of the applicable performance conditions. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts reflect the Company’s estimated accounting expense for these awards and options, and do not necessarily correspond to the actual value that may be recognized by our Named Executive Officers. See Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for additional detail regarding assumptions underlying the value of these awards. The performance-based stock awards can potentially achieve a maximum number of shares equal to 200% of the target level of shares, depending on the Company’s performance. The target number of shares (100% of target levels) and the corresponding grant date fair value of the performance-based stock awards is reflected in this table and in the Grants of Plan-Based Awards table for 2021 below. The maximum fair value of performance-based stock awards granted in 2021 (rather than the probable value for accounting purposes reflected in the table above) was $1,799,995 for Ms. C. Taylor, $625,005 for each of Mr. Hajdik and Mr. Moses.
(5)Amounts of “Non-Equity Incentive Plan Compensation” paid to each applicable Named Executive Officer were made pursuant to the Company’s Annual Incentive Compensation Plan. For a description of this plan please see “Compensation Discussion and Analysis—Elements of Compensation—Short–Term Incentives.” This column also includes amounts earned related to the 2019 performance-based cash awards based on Relative TSR, which were earned at 62% of target level performance. Due to SEC reporting rules, the cash-based performance awards granted in 2020 and 2021 will not be reported in the Summary Compensation Table until 2023 and 2024 respectively, after the performance period for those awards has ended (assuming the performance criteria is achieved). A summary of “Non-Equity Incentive Plan Compensation” included the following for each Named Executive Officer:

	2021 AICP ($)	2019 PERFORMANCE-BASED CASH AWARDS ($)	TOTAL ($)
Cindy B. Taylor	843,909	392,666	1,236,575
Lloyd A. Hajdik	324,928	155,000	479,928
Christopher E. Cragg	n.a.	n.a.	n.a.
Philip S. Moses	299,015	134,334	433,349
Brian E. Taylor(a)	122,051	—	122,051
(a)Mr. B. Taylor did not participate in the 2019 performance-based cash awards.

46	2022 Proxy Statement

Compensation Discussion and Analysis
(6)The 2021 amount shown in “All Other Compensation” column reflects the following for each Named Executive Officer:

	401 (K) PLAN MATCH ($)(a)	DEFERRED COMPENSATION PLAN MATCH ($)(a)	OTHER ($)	TOTAL ($)
Cindy B. Taylor(b)	—	—	13,710	13,710
Lloyd A. Hajdik	—	—	—	—
Christopher E. Cragg(c)	—	—	745,200	745,200
Philip S. Moses	—	—	—	—
Brian E. Taylor	—	—	—	—
(a)Represents the matching contributions and adjustments made by the Company to each of our Named Executive Officers pursuant to the 401(k) Retirement Plan and the Deferred Compensation Plan as more fully described in “Nonqualified Deferred Compensation,” included herein. Beginning in April 2020, Company matching contributions were suspended. Matching contributions were partially restored January 1, 2022.
(b)The amount shown in the “Other” column in the table above include club membership dues provided for Ms. C. Taylor.
(c)The amount shown in the “Other” column in the table above reflects the cash value paid to Mr. Cragg upon his termination of employment on March 1, 2021.

47

Compensation Discussion and Analysis
Grants of Plan-Based Awards
The following table provides information about equity and non-equity awards granted to our Named Executive Officers in 2021, including the following: (1) the grant date; (2) the estimated possible payouts under the non-equity incentive plan, which is discussed in “Compensation Discussion and Analysis—Elements of Compensation—Short-term Incentives and —Long-term Incentives”, included herein; (3) the number of performance-based awards pursuant to the Company’s Equity Participation Plan; (4) the number of restricted stock awards pursuant to the Company’s Equity Participation Plan; and (5) the fair value of each equity award computed in accordance with FASB ASC Topic 718—Stock Compensation as of the grant date.

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(4)	GRANT DATE FAIR VALUE OF STOCK AWARDS ($)(5)
NAME	PLAN	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Cindy B. Taylor	AICP(1)		257,125	935,000	1,870,000
	Performance Cash Award(2)	2/17/2021	450,000	900,000	1,800,000
	Equity Participation Plan (Performance Stock Unit)	2/17/2021				65,502	131,004	262,008		899,997
	Equity Participation Plan (Restricted Stock)	2/17/2021							262,009	1,800,002
Lloyd A. Hajdik	AICP(1)		72,000	360,000	720,000
	Performance Cash Award(2)	2/17/2021	156,250	312,500	625,000
	Equity Participation Plan (Performance Stock Unit)	2/17/2021				22,744	45,488	90,976		312,503
	Equity Participation Plan (Restricted Stock)	2/17/2021							90,975	624,998

48	2022 Proxy Statement

Compensation Discussion and Analysis

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(4)	GRANT DATE FAIR VALUE OF STOCK AWARDS ($)(5)
NAME	PLAN	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Philip S. Moses	AICP(1)		68,000	340,000	680,000
	Performance Cash Award(2)	2/17/2021	156,250	312,500	625,000
	Equity Participation Plan (Performance Stock Unit)	2/17/2021				22,744	45,488	90,976		312,503
	Equity Participation Plan (Restricted Stock)	2/17/2021							90,975	624,998
Brian E. Taylor	AICP(1)		15,213	135,225	270,450
	Equity Participation Plan (Restricted Stock)	6/1/2021							13,294	90,000
(1)The amounts shown in the column “Target” reflect the target level of bonus payable under the Company’s AICP (see discussion in “Compensation Discussion and Analysis—Elements of Compensation—Short–term Incentives,” included herein) which is based on an executive’s base salary paid during the year multiplied by the executive’s bonus percentage. The base salary used in this table is the base salary in effect as of December 31, 2021; however, actual awards are calculated based on a participant’s eligible AICP earnings paid in the year. The amount shown in the “Maximum” column represents 200% of the target amount. Performance results at or below the threshold level percentage of performance targets established under the AICP will result in no payments being made under the AICP. The threshold level percentage was set at 75% of target in 2021 for our Named Executive Officers. If the performance results fall between the threshold level and the target level, 25 – 100% of the target level bonus will be paid out proportionately to the distance such performance results fall between the two levels. If the performance results fall between the target level and the maximum level, 100 – 200% of the target level bonus will be paid out proportionately to the distance such performance results fall between the two levels.
(2)The amounts shown under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” include cash-based performance awards as described as “Elements of Compensation – Long-term Incentives” included herein. Target level cash-based performance awards granted in 2021 are based on Relative TSR. If the Relative TSR performance is below the 25th percentile, 100% of the cash-based performance awards will be forfeited. If the performance is between the 25th and the 75th percentiles, 50% up to 167% of the cash-based performance awards will payout. If the performance is greater than or equal to 75th percentile, the cash-based performance awards payout is 200%. However, if the Company’s Relative TSR is negative, payout as a percentage of grant value will not exceed 100%. Due to SEC reporting rules, the cash-based performance awards will not be reported in the Summary Compensation Table until the 2023 Proxy Statement after the performance period has ended (assuming the performance criteria is achieved).
(3)The amounts shown under “Estimated Future Payouts Under Equity Incentive Plan” include performance-based stock awards (reflected in shares) as described as “Elements of Compensation – Long-term Incentives” included herein. Target level performance of awards granted in 2021 is based on Cumulative EBITDA. If the Cumulative EBITDA performance is less than $86.25 million, 100% of the performance-based awards will be forfeited. If the performance is between $86.25 million and $115 million, up to 100% of the performance-based awards vest. If the performance is greater than or equal to $143.75 million, the performance awards vest at 200%.
(4)The amounts shown in “All Other Stock Awards” column reflect the number of restricted stock awards granted in 2021 pursuant to the Company’s Equity Participation Plan. These awards carry a three-year vesting requirement to be fully earned.
(5)This column shows the full grant date fair value of restricted stock awards and performance-based stock awards computed under FASB ASC Topic 718—Stock Compensation which were granted to our Named Executive Officers during 2021. Generally, the full grant date fair value is the amount that the Company would expense in its financial statements over the award vesting schedule and, for performance-based stock awards, is based upon the probable outcome of the applicable performance conditions. The target number of shares (100% of target levels) and the corresponding grant date fair value of that level of payout is reflected in this table and in the Summary Compensation table for 2021 awards above. The maximum fair value of the performance-based awards granted in 2021 was $1,799,995 for Ms. C. Taylor, $625,005 for each of Mr. Hajdik and Mr. Moses.
While not considered employment agreements, each of our Named Executive Officers is party to an Executive Agreement or participates in the Severance Plan. For a description of these agreements, please see “Compensation Discussion and Analysis—Executive and Change of Control Agreements.” The compensation amounts described in the preceding table were determined as described under "Compensation Discussion and Analysis—Elements of Compensation.” The material terms of the awards reported in the Grants of Plan-Based Awards Table below are described in the “Compensation Discussion and Analysis—Elements of Compensation—Short–term Incentives” and “—Long-term Incentives.”

49

Compensation Discussion and Analysis
Outstanding Equity Awards at 2021 Fiscal Year End
The following table provides information on the holdings of stock options and stock awards by our Named Executive Officers as of December 31, 2021. This table includes outstanding and exercisable option awards and unvested stock awards, including restricted stock awards and performance-based stock awards. Each equity grant is shown separately for each Named Executive Officer. The vesting schedule for each grant is provided in this table, based on the option or stock award grant date or other factors, as discussed. Accelerated vesting provisions applicable to the outstanding awards are described below under “—Potential Payments Upon Termination or Change in Control.” The market value of the stock awards is based on the closing market price of the Company’s common stock as of December 31, 2021 (the last day of trading in 2021), which was $4.97. In accordance with disclosure requirements, performance-based stock awards have been presented in the table below assuming that the performance period ended on December 31, 2021 and that the performance level achievement would have been at entry (50%) for the 2019 awards (actual results achieved were 0% and awards were forfeited) and entry (50%) for the 2020 awards and 2021 awards. For additional information about these awards, see the description of equity incentive compensation in “Compensation Discussion and Analysis Elements of Compensation—Long–term Incentives,” included herein.

NAME OF EXECUTIVE	GRANT DATE	AWARD TYPE	NUMBER OUTSTANDING	PORTION EXERCISABLE	EXERCISE PRICE	EXPIRATION DATE	MARKET VALUE	VESTING SCHEDULE
Cindy B. Taylor	2/16/2012	Options	27,453	27,453	$49.33	2/16/2022	$—
	2/19/2013	Options	22,652	22,652	46.78	2/19/2023	—
	2/19/2014	Options	17,158	17,158	58.54	2/19/2024	—
	2/18/2015	Options	46,500	46,500	42.29	2/18/2025	—
	2/13/2019	Restricted Stock	48,034				238,729	100% in 2022
	2/13/2019	Performance Stock Unit	18,013				89,525	100% on December 31, 2021, subject to performance(1)
	2/19/2020	Restricted Stock	107,623				534,886	50% in each of 2022 and 2023
	2/19/2020	Performance Stock Unit	40,359				200,584	100% on December 31, 2022, subject to performance(2)
	2/17/2021	Restricted Stock	262,009				1,302,185	33% in each of 2022, 2023 and 2024
	2/17/2021	Performance Stock Unit	65,502				325,545	100% on December 31, 2023, subject to performance(3)
Total			655,303	113,763			$2,691,454

50	2022 Proxy Statement

Compensation Discussion and Analysis

NAME OF EXECUTIVE	GRANT DATE	AWARD TYPE	NUMBER OUTSTANDING	PORTION EXERCISABLE	EXERCISE PRICE	EXPIRATION DATE	MARKET VALUE	VESTING SCHEDULE
Lloyd A. Hajdik	2/19/2014	Options	5,662	5,662	$58.54	2/19/2024	$—
	2/18/2015	Options	15,230	15,230	42.29	2/18/2025	—
	2/13/2019	Restricted Stock	18,961				94,236	100% in 2022
	2/13/2019	Performance Stock Unit	7,111				35,342	100% on December 31, 2021, subject to performance(1)
	2/19/2020	Restricted Stock	37,369				185,724	50% in each of 2022 and 2023
	2/19/2020	Performance Stock Unit	14,014				69,650	100% on December 31, 2022, subject to performance(2)
	2/17/2021	Restricted Stock	90,975				452,146	33% in each of 2022, 2023 and 2024
	2/17/2021	Performance Stock Unit	22,744				113,038	100% on December 31, 2023, subject to performance(3)
Total			212,066	20,892			$950,136
Philip S. Moses	2/16/2012	Options	5,147	5,147	$49.33	2/16/2022	$—
	2/19/2013	Options	5,147	5,147	46.78	2/19/2023	—
	2/19/2014	Options	4,461	4,461	58.54	2/19/2024	—
	2/18/2015	Options	11,135	11,135	42.29	2/18/2025	—
	2/13/2019	Restricted Stock	16,432				81,667	100% in 2022
	2/13/2019	Performance Stock Unit	6,163				30,630	100% on December 31, 2021, subject to performance(1)
	2/19/2020	Restricted Stock	35,874				178,294	50% in each of 2022 and 2023
	2/19/2020	Performance Stock Unit	13,453				66,861	100% on December 31, 2022, subject to performance(2)
	2/17/2021	Restricted Stock	90,975				452,146	33% in each of 2022, 2023 and 2024
	2/17/2021	Performance Stock Unit	22,744				113,038	100% on December 31, 2023, subject to performance(3)
Total			211,531	25,890			$922,636
Brian E. Taylor	2/13/2019	Restricted Stock	5,536				$27,514	100% in 2022
	2/19/2020	Restricted Stock	19,432				96,577	50% in each of 2022 and 2023
	6/1/2021	Restricted Stock	13,294				66,071	33% in each of 2022, 2023 and 2024
Total			38,262				$190,162
(1)Performance-based stock award reported at entry level (50%) due to SEC reporting requirements. Performance level not achieved and awards were forfeited as certified by the Compensation Committee on January 6, 2022. Given the fact that the Compensation Committee does not certify performance for these awards until the year following the year in which the performance period ends, the awards are still deemed "outstanding" for purposes of this table as of December 31, 2021.
(2)Performance-based stock award reported at entry level (50%). Actual performance level indicated through the partial performance period ended on December 31, 2021 was 0% of target.
(3)Performance-based stock award reported at entry level (50%). Actual performance level indicated through the partial performance period ended on December 31, 2021 was 28% of target.

51

Compensation Discussion and Analysis
Stock Vested
The following table provides information for our Named Executive Officers on the number of shares acquired upon the vesting of stock awards and the value realized during 2021, in each case before payment of any applicable withholding tax. As shown in the table below, the aggregate value realized by each of our Named Executive Officers upon the vesting of stock awards during 2021 was approximately 65% below the grant date target values.

	STOCK AWARDS(1)
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	PRE-TAX VALUE REALIZED ON VESTING ($)	PERCENT DECREASE FROM GRANT DATE VALUE
Cindy B. Taylor	164,261	1,071,360	(67)%
Lloyd A. Hajdik	62,284	405,755	(68)%
Christopher E. Cragg(2)	118,614	855,269	(57)%
Philip S. Moses	54,082	352,737	(67)%
Brian E. Taylor	18,592	121,823	(60)%
(1)Reflects shares received pursuant to restricted and performance-based stock awards under the Equity Participation Plan for grants made in 2018 through 2020 to each Named Executive Officer. The value realized upon vesting of these awards represents the aggregate dollar amount realized by the Named Executive Officer upon vesting computed by multiplying the number of shares of stock by the closing price of the underlying shares on the applicable vesting date.
(2)Mr. Cragg's employment ended on March 1, 2021. The amounts above include 56,330 shares and $449,513 pre-tax value attributed to accelerated awards per the terms of his Executive Agreement.

52	2022 Proxy Statement

Compensation Discussion and Analysis
Nonqualified Deferred Compensation
Deferred Compensation Plan
The Company maintains the Deferred Compensation Plan, which is a nonqualified deferred compensation plan for U.S. citizens that permits our directors and eligible employees to elect to defer all or a part of their cash compensation (base and/or incentive pay) from us until the termination of their status as a director or employee or a change of control.
Employees that participate in the Deferred Compensation Plan do not receive any additional compensation other than the employer match on compensation deferred equivalent to what would have been matched in the Company’s 401(k) plan, absent certain IRS limitations. A deferral election may provide for deferring different forms or levels of compensation (base salary and/or incentive compensation) during the year. Participating employees are eligible to receive from the Company a matching deferral under the Deferred Compensation Plan that is intended to compensate them for contributions they could not receive from the Company under the 401(k) plan due to the various limits imposed on 401(k) plans by U.S. federal income tax laws. Company matching contributions were suspended, beginning in April 2020 in response to the market disruption caused by the COVID-19 pandemic and not restored until January 1, 2022. Directors who elect to participate in the Deferred Compensation Plan do not receive any matching contributions.
Participants in the Deferred Compensation Plan are able to invest contributions made to the Deferred Compensation
Plan in investment funds approved by a Retirement Plan Compensation Committee, which also mirror the 401(k) plan investment funds. The Company percentage match on employee contributions vests in the same manner as in the Company’s 401(k) plan. Since the investment choices under the Deferred Compensation Plan are identical to the choices available under our 401(k) Plan, no above market or preferential earnings are provided under the Deferred Compensation Plan. As such, no earnings on Deferred Compensation Plan amounts are reported in the Summary Compensation table. All amounts deferred under the Deferred Compensation Plan remain subject to the claims of the Company’s creditors.
Generally, each participant in the Deferred Compensation Plan will receive (i) a lump sum distribution or installment payments (at the participant’s election) upon termination of the participant’s service with the Company and its affiliates or (ii) a lump sum distribution upon a change of control (as defined in the Equity Participation Plan). For “Key Employees,” as defined in IRS regulations, distributions of deferrals made after 2004 due to the Key Employee’s “separation from service” will generally be delayed at least six months.
Detailed below is activity in the Deferred Compensation Plan for each Named Executive Officer.

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($)(1)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR ($)(2)(3)	AGGREGATE EARNINGS (LOSS) IN LAST FISCAL YEAR ($)(4)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR END ($)
Cindy B. Taylor	93,186	(6,164)	748,737	—	5,665,541
Lloyd A. Hajdik	25,754	(2,928)	61,917	—	514,103
Christopher E. Cragg	2,914	(5,534)	204,021		1,974,027
Philip S. Moses	17,066	(4,182)	83,667	—	997,961
Brian E. Taylor	2,256	(21)	6,917	—	45,845
(1)All contribution amounts for the last fiscal year reported in this table are also included in the “Salary” and “Non-Equity Incentive Plan Compensation” amounts reported in the Summary Compensation Table for 2021.
(2)Amounts reported as Company matching contributions or adjustments in this column are also included in the “All Other Compensation” column of the Summary Compensation Table for 2021.
(3)Negative amounts reflect adjustments for a prior year over-contributions.
(4)This column represents net unrealized appreciation, depreciation, dividends and distributions from mutual fund and other investments for 2021 associated with investments held in the Deferred Compensation Plan for Ms. C. Taylor and Messrs. Hajdik, Cragg, Moses and B. Taylor.
Beginning in 2017, the Company elected to include Company owned life insurance as a component of the Deferred Compensation Plan to partially fund the cost of the plan with life insurance proceeds if a consenting participant dies. In the event of death of a consenting participant, the Company will directly receive the full death benefit. For consenting participants who are still actively employed by the Company, the Company has agreed to pay a survivor benefit equal to 50% of the individual coverage amount to their designated beneficiary.

53

Compensation Discussion and Analysis
Potential Payments Upon Termination or Change of Control
The table below reflects the amount of compensation to each of our Named Executive Officers of the Company (except for Mr. B. Taylor) in the event of a qualified termination, which is generally defined as (i) an involuntary termination of the executive officer by the Company other than for “Cause” or (ii) either an involuntary termination other than for “Cause” or a voluntary termination by the executive for “Good Reason,” in each case, during a specified period of time after a corporate “Change of Control”. The Severance Plan provides similar benefits to Mr. B. Taylor for an involuntary termination other than for "Cause" or a voluntary termination by the executive for "Good Reason," in each case, during a specified period of time after a corporate "Change of Control". “Cause” is generally defined in the Executive Agreements as executive’s conviction of (or plea of nolo contendere to) a felony, dishonesty or a breach of trust as regards the Company or any subsidiary; executive’s commission of any act of theft, fraud, embezzlement or misappropriation against the Company or any subsidiary; executive’s willful and continued failure to devote substantially all of his business time to the Company’s business affairs; or executive’s unauthorized disclosure of confidential information of the Company that is materially injurious to the Company. The Severance Plan generally defines "Cause" as gross negligence or willful misconduct in the performance of duties; a material violation of any material policy, including dishonestly, theft or embezzlement of the Company or an affiliate's funds or property; conviction of (or plea of nolo contendere to) a felony; or willful and continued failure, after notice, to perform duties and responsibilities. The Executive Agreements generally define “Good Reason” to mean a material reduction in the executive’s authority, duties or responsibilities; a material reduction of executive’s compensation and benefits; the Company’s failure to obtain a written agreement from any successor or assigns of the Company to assume and perform the executive agreement; or the Company requires executive, without executive’s consent, to relocate more than 50 miles. A "Good Reason" termination within the Severance Plan is generally defined as a material reduction within the executives duties; a material reduction in base salary; or a change in the location of the executive's principal place of work that is materially distanced from the location in effect prior to the Change of Control. A “Change of Control” for the Executive Agreements and the Severance Plan shall generally mean any person acquires beneficial ownership of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; provided, however, that if the Company engages in a merger or consolidation in which the Company or surviving entity in such merger or consolidation becomes a subsidiary of another entity, then references to the Company’s then outstanding securities shall be deemed to refer to the outstanding securities of such parent entity; a change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are incumbent directors (as defined in the applicable Executive Agreements or Severance Plan, as applicable); consummation of a merger or consolidation of the Company with another entity, other than a transaction that would result in the Company's outstanding voting securities immediately prior to the transaction continuing to represent more than 50% of the outstanding voting securities of the resulting entity; approval of a complete liquidation of the Company; or the sale or disposition of all or substantially all of the Company's assets. See “Compensation Discussion and Analysis—Executive and Change of Control Agreements” herein for additional information. The scope and terms of compensation due to each Named Executive Officer upon voluntary terminations, early retirement, retirement, for Cause termination and in the event of disability or death of the executive are the same as other salaried employees.
The amounts shown in the table, which follows, assume for each of our Named Executive Officers (except for Mr. Cragg) that such qualified termination or a Change of Control was effective as of December 31, 2021 and, therefore, include compensation earned through such date. The table includes estimate amounts because actual amounts to be paid can only be determined at the time of such executive’s separation from the Company or upon a Change of Control. The amounts for Mr. Cragg are the actual amounts he received due to his separation from the Company effective March 1, 2021. Mr. Cragg received amounts he was entitled to pursuant to his existing agreement for a termination by the Company without Cause.
Executive and Change of Control Agreements
Pursuant to the Company’s Named Executive Officers’ Executive Agreements, if the executive is terminated by the Company (other than termination by the Company for Cause, or by reason of death or disability), or if the executive voluntarily terminates employment for Good Reason, in either case, during the 24-month period following a Change of Control, then the executive is entitled to receive (i) a lump sum severance payment of two times (or two and a half in the case of Ms. C. Taylor) the sum of the executive’s base salary and the target annual bonus that may be earned by the executive pursuant to the AICP for the year of termination or the year preceding the Change of Control, whichever is the greater amount,, (ii) medical and dental health benefits and disability benefits coverage until the earlier of (A) 36 months and (B) the date the executive begins receiving comparable benefits from a subsequent employer, (iii) 100% vesting of all restricted shares, restricted stock units and stock options (and such options shall remain exercisable for the remainder of their term), (iv) vesting of all contributions to our 401(k) plan and Deferred Compensation Plan to the extent not already vested and (v) outplacement services equal to a maximum

54	2022 Proxy Statement

Compensation Discussion and Analysis
of 15% of the executive’s salary at the time of termination until the earliest to occur of (A) December 31 of the second calendar year following the year of termination and (B) the date the executive accepts subsequent employment. Unlike “single trigger” plans that pay out immediately upon a change of control, the executive agreements require a “double trigger” (i.e. a change of control followed by a qualified termination) for the payment of severance. However, the Executive Agreements provide that upon a Change in Control all awards of stock options will become vested and exercisable.
If the executive is terminated by the Company without Cause other than during the 24-month period following a Change of Control, the Executive Agreements provide (i) for a lump sum severance payment of one times (or one and one half with respect to Ms. C. Taylor) the sum of the executive’s base salary and the target annual bonus that may be earned by the executive pursuant to the AICP for the year of termination, (ii) that all restrictions on restricted shares and restricted stock units will lapse and (iii) for continued medical and dental health benefits and disability benefits coverage until the earlier of (A) 24 months and (B) the date the executive begins receiving comparable benefits from a subsequent employer. Any vested, non-qualified stock options would expire after 3 months of the date of termination if not exercised prior to their expiration.
Mr. B. Taylor, as a participant in the Severance Plan, would be entitled to receive certain double-trigger severance benefits if he is terminated by the Company without Cause, or by a resignation for Good Reason, during the 12-month period following a Change of Control. His severance benefits would consist of a lump sum payment equal to 52 weeks of his base salary, plus his target annual bonus for the year in which the termination occurs or the year preceding the Change in Control, whichever is the greater amount. He would also receive continued health benefits for 12 months following the termination, and outplacement services up to $15,000.
The Executive Agreement entered into with Ms. C. Taylor during 2001contains parachute payment excise tax gross up protection. Executive Agreements entered into with Messrs. Hajdik and Moses and the Severance Plan with respect to Mr. B. Taylor do not contain excise tax gross up protection.
To receive benefits under the Executive Agreements or the Severance Plan, the executive officer will be required to execute a release of all claims against the Company.
In connection with Mr. Cragg's termination by the Company without Cause on March 1, 2021, Mr. Cragg executed a release and thereby became entitled to the following under his Executive Agreement: (i) a lump sum severance payment of one times his base salary and the target annual bonus that would have been earned by the executive pursuant to the AICP for 2021, (ii) all restricted stock and restricted stock units became 100% vested and all restrictions lapsed and (iii) continued medical and dental health benefits and disability benefits coverage until the earlier of (A) 24 months and (B) the date Mr. Cragg begins receiving comparable benefits from a subsequent employer.
Deferred Compensation Plan
Generally, each participant in the Deferred Compensation Plan will receive, at the participant’s election, a lump sum distribution or installment payments upon a change of control or a termination of the participant’s service with the Company and its affiliates. For “Key Employees,” as defined in IRS regulations, distributions of deferrals made after 2004 are delayed at least six months. Any other withdrawals by the participant will be made in good faith compliance with Section 409A limitations.
Equity and Performance-Based Awards
The Company’s restricted stock award agreements provide that restricted stock awards will become fully vested on (i) the date a Change of Control occurs or (ii) the termination of an employee’s employment due to his death or a disability that entitles the employee to receive benefits under a long-term disability plan of the Company.
The performance-based awards contain potential acceleration provisions that will depend upon the timing of the acceleration event in relation to the grant date of the award. Prior to the eighteen-month anniversary of the grant date of the award, in the event that a Change of Control occurs, or the employee becomes disabled or dies, then the performance-based award will vest upon the occurrence of such event at the greater of “target” levels or a “determined percentage” of target. The determined percentages with respect to the performance-based stock awards (EBITDA CAGR and cumulative EBITDA) would be calculated using the actual level of performance attained for the award on the last day of the fiscal quarter that is coincident with or immediately precedes the Change of
Control or the termination event, as applicable. The determined percentages with respect to the performance-based cash award (Relative TSR) would be calculated using the actual level of performance attained for the award on the date of the applicable vesting event (the Change of Control), or the termination event, as applicable. In the event that the acceleration is due to the employee’s disability or death, both the target level and the determined percentage will be further multiplied by a fraction that is based upon the number of days the employee was actually employed during the performance period compared to the total number of days in the performance period.
On or after the eighteen-month anniversary of the grant date of the performance-based award, in the event that a Change of Control occurs or the employee becomes disabled or dies, then the performance-based award will vest upon the occurrence of such event at the greater of “target” levels or the “determined percentage” of target described above.

55

Compensation Discussion and Analysis
In the event that the employee retires (defined as a termination after the age of 58 that is due to a reason other than death or disability), the performance-based award will vest based upon the "determined percentage" of target described above, but if the retirement date occurs prior to the eighteen-month anniversary of the grant date of the award, then the award will be further multiplied by a fraction that is based upon the number of days the employee was actually employed during the performance period compared to the total number of days in the performance period.
Beginning with the performance-based awards granted in 2021, in the event we terminate the employee’s employment without “Cause” (and not by reason of death or disability) prior to the end of the performance period, then the performance-based award will vest on the date of such termination based upon the “determined percentage” of target as described above, but, if such termination of employment occurs prior to the eighteen-month anniversary of the grant date of the award, then the award will be further multiplied by a fraction that is based on the number of days the employee was actually employed during the performance period compared to the total number of days in the performance period. For this purpose, the term “Cause” has the same meaning as defined in the employee’s individual executive or severance agreement or, in the absence of such an agreement or definition, means conviction of (or plea of nolo contendere to) a felony, dishonesty or a breach of trust as regards the Company or any subsidiary; commission of any act of theft, fraud, embezzlement or misappropriation against the Company or any subsidiary; willful and continued failure to devote substantially all of the employee’s business time to the Company’s business affairs; or unauthorized disclosure of confidential information of the Company or any subsidiary.
The Company has also granted Mr. B. Taylor a cash-based long-term incentive award that would become fully vested on (i) the date a Change of Control occurs or (ii) the termination of his employment due to his death.
Quantification of Payments
Shown in the table below are potential payments upon the assumed (i) involuntary not for Cause termination of our Named Executive Officers (other than Mr. B. Taylor) other than during the 24-month period following a Change of Control, or (ii) involuntary not for Cause termination or termination by the Named Executive Officer for “Good Reason,” in either case, during the 24-month period following a Change of Control of the Company (or with respect to Mr. B. Taylor, the 12-month period following the Change of Control), occurring as of December 31, 2021. In addition, the tables that follow show the potential payments upon the hypothetical (i) disability, retirement or death of our Named Executive Officers, and (ii) Change of Control of the Company, in each case, occurring as of December 31, 2021. The amounts reflected below for Mr. Cragg are the actual amounts he received due to his separation from the Company effective March 1, 2021. Mr. Cragg received amounts he was entitled to pursuant to his existing agreement for an involuntary termination not for Cause by the Company.

56	2022 Proxy Statement

Compensation Discussion and Analysis

		POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE OF CONTROL
EXECUTIVE BENEFITS AND PAYMENTS UPON SEPARATION		INVOLUNTARY NOT FOR CAUSE TERMINATION WITHOUT A CHANGE OF CONTROL ON 12/31/2021	TERMINATION WITH A CHANGE OF CONTROL ON 12/31/2021	DISABILITY, RETIREMENT, OR DEATH ON 12/31/2021	CHANGE OF CONTROL ON 12/31/2021
Cindy B. Taylor	Compensation:
	Cash Severance(1)	$2,677,500	$4,462,500	$—	$—
	Stock Awards(2)	2,726,890	3,307,103	3,307,103	3,307,103
	Performance Cash Awards(3)	900,000	2,433,333	2,433,333	2,433,333
	Benefits & Perquisites:
	Health and Welfare Benefits(4)	32,552	48,828	—	—
	Outplacement Assistance(5)	—	127,500	—	—
	Tax Gross Up	—	—	—	—
Total		$6,336,942	$10,379,264	$5,740,436	$5,740,436
Lloyd A. Hajdik	Compensation:
	Cash Severance(1)	$810,000	$1,620,000	$—	$—
	Stock Awards(2)	958,181	1,168,154	1,168,154	1,168,154
	Performance Cash Awards(3)	312,500	875,000	875,000	875,000
	Benefits & Perquisites:
	Health and Welfare Benefits(4)	32,552	48,828	—	—
	Outplacement Assistance(5)	—	67,500	—	—
Total		$2,113,233	$3,779,482	$2,043,154	$2,043,154

57

Compensation Discussion and Analysis

		POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE OF CONTROL
EXECUTIVE BENEFITS AND PAYMENTS UPON SEPARATION		INVOLUNTARY NOT FOR CAUSE TERMINATION WITHOUT A CHANGE OF CONTROL ON 12/31/2021	TERMINATION WITH A CHANGE OF CONTROL ON 12/31/2021	DISABILITY, RETIREMENT, OR DEATH ON 12/31/2021	CHANGE OF CONTROL ON 12/31/2021
Christopher E. Cragg (6)	Compensation:
	Cash Severance	$745,200	$—	$—	$—
	Stock Awards	449,513	—	—	—
	Benefits & Perquisites:
	Health and Welfare Benefits	33,460	—	—	—
Total		$1,228,173	$—	$—	$—
Philip S. Moses	Compensation:
	Cash Severance(1)	$765,000	$1,530,000	$—	$—
	Stock Awards(2)	938,182	1,133,160	1,133,160	1,133,160
	Performance Cash Awards(3)	312,500	829,167	829,167	829,167
	Benefits & Perquisites:
	Health and Welfare Benefits(4)	32,552	48,828	—	—
	Outplacement Assistance(5)	—	63,750	—	—
Total		$2,048,234	$3,604,905	$1,962,327	$1,962,327
Brian E. Taylor	Compensation:
	Cash Severance(1)	$—	$435,725	$—	$—
	Stock Awards(2)	—	190,162	190,162	190,162
	Cash Award(7)		210,000	210,000	210,000
	Benefits & Perquisites:
	Health and Welfare Benefits(4)	—	10,678	—	—
	Outplacement Assistance(5)	—	15,000	—	—
Total		$—	$861,565	$400,162	$400,162
(1)Cash severance based on base salary level as of December 31, 2021.
(2)Reflects the value of unvested restricted stock awards and performance-based stock awards as of December 31, 2021 that would be accelerated as a result of the separation event based on the Company’s stock price of $4.97, which was the closing market price of the Company’s common stock as of December 31, 2021. Performance-based stock awards have been quantified assuming that the performance period ended on December 31, 2021 and that the performance level achievement would have been at target for the 2019, 2020 and 2021 awards. In addition, the amounts reported in the “Stock Awards” row would be realized by our Named Executive Officers in the event of the occurrence of a Change of Control (without the occurrence of a qualified termination) or upon our Named Executive Officer’s death or disability, in each case, occurring on December 31, 2021.
(3)Reflects the value of unvested performance-based cash awards as of December 31, 2021. Performance-based cash awards have been reported assuming that the performance period ended on December 31, 2021 and that the performance level achievement was at target for the 2019, 2020 and 2021 awards (which may differ from the amounts reflected as of December 31, 2021 in the Outstanding Equity Table at 2021 Fiscal Year End above).
(4)Reflects the estimated lump-sum present value of all future premiums which will be paid on behalf of the Named Executive Officer under the Company’s health and welfare benefit plans for the applicable continuation period specified in the Executive Agreements.
(5)Reflects the maximum amount of outplacement assistance that would be provided for the Named Executive Officer pursuant to the Executive Agreement or the Severance Plan.
(6)Reflects the actual value paid to Mr. Cragg upon his separation with the Company on March 1, 2021. Restricted stock awards are based on the Company's stock price of $7.98, which was the closing market price of the Company's common stock as of March 1, 2021.
(7)Reflects the value of cash-based long-term incentive awards. Other than in the event of a Change of Control, the value of cash-based long-term incentive awards disclosed will only occur upon Mr. B. Taylor's death. The unvested cash-based long-term incentive awards are forfeited upon Mr. B. Taylor's retirement and otherwise continue to vest according to the vesting schedule in the event Mr. B. Taylor becomes disabled, so long as he remains an employee of the Company.

58	2022 Proxy Statement

Compensation Discussion and Analysis
2021 CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Ms. C. Taylor. The amounts and ratios described below have been prepared pursuant to applicable rules. Although some amounts may represent actual dollars paid to our CEO or that would be paid to our hypothetical median employee, other amounts are estimates based on certain assumptions or they may represent dollar amounts recognized for financial statement reporting purposes in accordance with accounting rules, but do not represent actual dollars received (e.g., dollar values of our CEO’s stock awards). The explanations herein contain important estimates, assumptions and other information regarding our CEO pay ratio disclosures.
For 2021, our last completed fiscal year:
•Ms. C. Taylor had total annual compensation of $4,761,053 as reflected in the Summary Compensation Table included in this Proxy Statement.
•Our median employee’s annual total compensation was $58,647.
•As a result, we estimate that Ms. C. Taylor’s 2021 annual total compensation was approximately 81 times that of our median employee.
We determined that there were no significant changes to our employee population or to our compensation arrangements in the 2021 year, therefore we have used the same median employee for 2021 as we identified for the 2020 analysis, although that individuals total annual compensation was recalculated using relevant 2021 data for that individual.
To determine the annual total compensation of our median employee and our CEO in 2021, we took the following steps:
•After we identified our median employee, we combined all of the elements of such employee’s compensation for the 2021 year in accordance with the requirements of Item 402(c)(2) (x) of Regulation S-K, resulting in annual total compensation of $58,647.
•With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2021 Summary Compensation Table included in this Proxy Statement.
Equity Compensation Plan Information
The table below provides information relating to our equity compensation plans as of December 31, 2021:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS ($)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN FIRST COLUMN)
Equity compensation plans approved by security holders	387,758	49.41	4,960,600
Equity compensation plans not approved by security holders	n.a.	n.a.	n.a.
Total	387,758	49.41	4,960,600
Our Equity Participation Plan was approved by our stockholders. Based upon the December 31, 2021 closing stock price of $4.97, all outstanding stock options are significantly out-of-the-money.

59

ITEM 3:
Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, to audit the consolidated financial statements of the Company for the year ending December 31, 2022. The Audit Committee’s decision to re-appoint our independent auditor was based on the following considerations: quality and performance of the lead audit partner and the overall engagement team, knowledge of the manufacturing and services industry and company operations, global capabilities and technical expertise, auditor independence and objectively, and the potential impact of rotating to another independent audit firm. Based on these considerations, the Audit Committee believes that the selection of Ernst & Young LLP is in the best interest of the Company and its stockholders. Therefore, the Audit Committee recommends that stockholders ratify the appointment of Ernst & Young LLP. Ernst & Young LLP has audited the Company’s consolidated financial statements since May 2000. Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 will require the affirmative vote of the holders of a majority of the shares present and entitled to be voted at the Annual Meeting. Although ratification is not required by our bylaws or otherwise, our Board of Directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. Although this vote is not binding on the Board or the Audit Committee, if the selection of Ernst & Young LLP is not ratified, the Audit Committee may reconsider its decision.
Audit Fee Disclosure
The following table shows the aggregate fees billed by Ernst & Young LLP for services rendered in each of the last two fiscal years:

	2021	2020
	($ IN THOUSANDS)
Audit Fees	1,768	1,513
Audit-Related Fees	4	6
Tax Fees	28	104
All Other Fees	—	—
Total	1,800	1,623
Audit Fees. Audit fees relate primarily to the audit and quarterly reviews of the consolidated financial statements, the audit of internal controls over financial reporting, audits of subsidiaries, statutory audits of subsidiaries required by governmental or regulatory bodies, attestation services required by statute or regulation, comfort letters, consents, assistance with and review of documents filed with the SEC, work performed by tax professionals in connection with the audit and quarterly reviews, and accounting and financial reporting consultations and research work necessary to comply with accounting consultations billed as audit services, in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”).
Audit-Related Fees. Fees for audit-related services relate primarily to assurance and related services that are reasonably related to the performance of the audit or review of our financial statements not reported above under “Audit Fees”, and principally include non-audit procedures in connection with acquisitions, accounting consultations, and internal control reviews.
Tax Fees. Tax fees include fees for professional services provided for tax compliance, tax advice and tax planning, except those rendered in connection with the audit.

60	2022 Proxy Statement

Item 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The charter of the Audit Committee provides that the Audit Committee is responsible for the pre-approval of all auditing services and permitted non-audit services to be performed for the Company by our independent registered public accounting firm in order to verify that the provision of such services does not impair the registered public accounting firm’s independence. The Audit Committee has adopted the Audit Committee Pre-Approval Policy, pursuant to which the Audit Committee has granted general pre-approval of the specified audit, audit-related, tax and other permitted services. The pre-approval policy provides that the Audit Committee must be promptly informed of the provision of any pre-approved services. Services to be provided by our independent registered public accounting firm that have not received general pre-approval, as set forth in the pre-approval policy, require specific pre-approval by the Audit Committee and must be submitted to the Audit Committee by the Chief Financial Officer or the Senior Vice President, Controller and Chief
Accounting Officer. All services rendered by Ernst & Young LLP in 2021 were subject to our pre-approval policy. The Company has not agreed to indemnify Ernst & Young LLP in connection with any of their work, except for limited indemnification for certain tax compliance and tax advisory engagements. The Company has a policy that the hiring of any alumni of the Company’s registered independent accounting firm must be pre-approved by either the Chief Financial Officer or the Senior Vice President, Controller and Chief Accounting Officer to promote compliance with independence regulations. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement, if such representatives desire to do so. The representatives of Ernst & Young LLP will also be available to answer questions and discuss matters pertaining to the Report of Independent Registered Public Accounting Firm contained in the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021.
Audit Committee Report
The Audit Committee: (1) reviewed and discussed with management Oil States’ audited financial statements for the year ended December 31, 2021; (2) discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and (4) discussed with the independent registered public accounting firm the independent registered public accounting firm independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2021, be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.
The Audit Committee:
Hallie A. Vanderhider, Chair
Denise Castillo-Rhodes
Darrell E. Hollek
Christopher T. Seaver

February 15, 2022
Vote Required
Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 will require the affirmative vote of the holders of a majority of the shares present and entitled to be voted at the Annual Meeting.
For purposes of voting on the ratification of the selection of our independent registered public accounting firm, abstentions will have the same effect as a vote against the proposal.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

61

Security Ownership
The following table sets forth, as of March 16, 2022 (except as otherwise indicated), information regarding common stock beneficially owned by:
•each person we know to be the beneficial owner of more than five percent of our outstanding shares of common stock;
•each of our Named Executive Officers;
•each of our directors, including nominees; and
•all current directors and executive officers as a group.
To our knowledge, except as indicated in the footnotes to this table or as provided by applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

	BENEFICIAL OWNERSHIP
NAME AND ADDRESS OF BENEFICIAL OWNERS(1)	SHARES	PERCENTAGE(2)
BlackRock, Inc.(3)	10,498,826	17.0%
55 East 52nd Street New York, NY 10055
FMR LLC(4)	5,376,678	8.7%
245 Summer Street Boston, MA 02210
Vanguard Group(5)	3,630,457	5.9%
100 Vanguard Blvd Malvern, PA 19355
Palisade Capital Management, L.L.C.(6)	3,238,254	5.2%
One Bridge Plaza, Suite 1095 Fort Lee, NJ 07024
Cindy B. Taylor(7)	919,457	1.5%
Lloyd A. Hajdik(7)	194,187	*
Philip S. Moses(7)	172,306	*
Brian E. Taylor	21,287	*
Denise Castillo-Rhodes	—	*
Lawrence R. Dickerson	33,761	*
Darrell E. Hollek	21,492	*
Robert L. Potter	47,951	*
Christopher T. Seaver	98,388	*
Hallie A. Vanderhider	19,014	*
E. Joseph Wright	21,452	*
All directors and executive officers as a group (11 persons)(7)	1,549,295	2.5%
*Less than one percent.
(1)Unless otherwise indicated, the address of each beneficial owner is c/o Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002.
(2)Based on total shares outstanding of 61,892,223 as of March 16, 2022.
(3)Based on a Schedule 13G-A (Amendment No. 1) filed on January 28, 2022 pursuant to the Exchange Act, the shares reported represent the aggregate beneficial ownership by BlackRock, Inc. ("BlackRock") and certain of its affiliates. BlackRock may be deemed to have sole voting power with respect to 10,251,267 shares and sole dispositive power with respect to 10,498,826 shares. BlackRock has no shared voting or dispositive power with respect to any of the shares shown.
(4)Based on a Schedule 13G-A (Amendment No. 19) filed on February 8, 2022 with the SEC pursuant to the Exchange Act, the shares reported represent the aggregated beneficial ownership by FMR LLC (“FMR”) (together with its wholly-owned subsidiaries). FMR may be deemed to have sole voting power with respect to 376,126 shares and sole dispositive power with respect to 5,376,678 shares. FMR has no shared voting or dispositive power with respect to any of the shares shown.
(5)Based on a Schedule 13G-A (Amendment No. 10 ) filed on February 9, 2022 with the SEC pursuant to the Exchange Act. The shares reported represent the aggregated beneficial ownership by the Vanguard Group ("Vanguard"). Vanguard may be deemed to have no sole voting power and sole dispositive power with respect to 3,568,144 shares. Vanguard has shared voting power with respect to 38,304 shares and shared dispositive power with respect to 62,313 shares.
(6)Based on a Schedule 13G-A (Amendment No. 1) filed on February 3, 2022 with the SEC pursuant to the Exchange Act. The shares reported represent the aggregated beneficial ownership by Palisade Capital Management, L.L.C. ("Palisade"). Palisade may be deemed to have sole voting power with respect to 2,233,846 shares and sole dispositive power with respect to 3,238,254 shares. Palisade has shared voting with respect to 1,004,408 shares and no shared dispositive power.
(7)Includes shares that may be acquired within 60 days of March 16, 2022 through the exercise of options to purchase shares of our common stock as follows: Ms. C. Taylor—86,310; Mr. Hajdik—20,892; Mr. Moses—20,743; and all directors and executive officers combined—127,945.

62	2022 Proxy Statement

Information About the Meeting and Voting
Solicitation
The following information is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Oil States International, Inc., a Delaware corporation, regarding matters to be voted on at the Annual Meeting of the Company, which will be held virtually at www.meetnow.global/MTNQTUQ on the 10th day of May, 2022, at 9:00 a.m. central daylight time, for the following purposes:
(1)To elect three (3) Class III members of the Board of Directors to serve until the 2025 Annual Meeting of Stockholders;
(2)To conduct an advisory vote to approve executive compensation;
(3)To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and
(4)To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by: (1) sending a written statement revoking your proxy to William E. Maxwell, Corporate Secretary, Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002; (2) submitting a properly signed proxy with new voting instructions with a later date; or (3) voting in person virtually at the Annual Meeting. If your shares are held in street name and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, banker or nominee in accordance with the entity’s procedures. If you return your signed proxy to us before the Annual Meeting, we will vote your shares as you direct. If you do not specify on your signed proxy card how you want to vote your shares, we will vote them “FOR” the election of the nominees for director as set forth under “Item 1: Election of Directors” on page 11; “FOR” the approval of executive compensation set forth under “Item 2: Advisory Vote on Executive Compensation” on page 31; and “FOR” the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm as set forth under “Item 3: Ratification of Appointment of Independent Registered Public Accounting Firm” on page 60. If any other business is brought before the meeting, any unspecified proxies will be voted in accordance with the judgment of the persons voting those shares.
The cost of soliciting proxies will be paid by the Company. In addition to the use of the mail, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone, telegram, or other means of electronic communication. Arrangements also may be made with brokerage firms and other custodians, dealers, banks and trustees, or their nominees who hold the voting securities of record, for sending proxy materials to beneficial owners. Upon request, the Company will reimburse the brokers, custodians, dealers, banks, or their nominees for their reasonable out-of-pocket expenses. In addition, the Company has retained Morrow Sodali, LLC to assist in the solicitation of proxies for which the Company will pay an estimated fee of $8,000. Computershare, the Company’s transfer agent, will serve as the inspector of election for the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on May 10, 2022
Pursuant to the “notice and access” rules adopted by the SEC we have elected to provide stockholders access to our proxy materials over the internet. The approximate date on which this Proxy Statement, accompanying Notice of 2022 Annual Meeting of Stockholders and proxy card, and the Company’s 2021 Annual Report on Form 10-K are first being made available to stockholders at www.investorvote.com/OIS is March 30, 2022. The Notice will be sent to all of our stockholders as of the close of business on March 16, 2022 (the “Record Date”). The Notice includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

63

Information About the Meeting and Voting
Choosing to receive your future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings of Stockholders on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
The Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 22, 2022 is available to all stockholders entitled to vote at the Annual Meeting at www.investorvote.com/OIS but does not constitute a part of the proxy soliciting material.
This Proxy Statement and the form of proxy are first being made available to stockholders beginning March 30, 2022 at www.investorvote.com/OIS.
Quorum and Voting Rights
Oil States International, Inc. has one outstanding class of security that entitle holders to vote at meetings of the Company’s stockholders, its common stock, par value $.01 per share. Each share of common stock outstanding on the record date is entitled to one vote. Stockholders may not cumulate their votes. There are no matters that require a supermajority vote under our certificate of incorporation. Our bylaws permit amendment by a majority vote of stockholders.
The record date for the stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 16, 2022. At the record date, 61,892,223 shares of common stock were outstanding and entitled to be voted at the Annual Meeting.
The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of the Company entitled to vote generally in the election of directors as of the record date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present, the stockholders entitled to vote who are present in person or by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.
Directors will be elected by a plurality of the votes cast. However, in accordance with the Company’s corporate governance guidelines, which were last amended on May 12, 2020, any director who does not receive a majority of votes cast in an uncontested election is required to tender his or her resignation for consideration by the Nominating & Corporate Governance Committee following certification of the stockholders vote. The Nominating & Corporate Governance Committee shall promptly consider the resignation offer and make a recommendation to the Board of Directors as to whether the resignation should be accepted. The Board of Directors will render its decision on the tendered resignation with the affected director abstaining. Ratification of the selection of the Company’s independent registered public accounting firm, approval of the advisory vote on executive compensation and approval of the Amended and Restated Equity Participation Plan of Oil States International, Inc. each requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to be voted at the Annual Meeting. An automated system that the Company’s transfer agent administers will tabulate the votes. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners.
Under the applicable rules of the NYSE, brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a “broker non-vote”) on non-discretionary items absent instructions from the beneficial owner. If you hold your shares in street name and you do not give voting instructions to your broker, pursuant to NYSE Rule 452, your broker will not be permitted to vote your shares with respect to “Item 1: Election of Directors” or “Item 2: Advisory Vote on Executive Compensation,” and your shares will be considered “broker non-votes” with respect to these proposals. If you are a street name stockholder, and you do not give voting instructions, your broker will nevertheless be entitled to vote your shares with respect to “Item 3: Ratification of Appointment of Independent Registered Public Accounting Firm” in the discretion of the broker. Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. Both abstentions and broker non-votes will not have any effect on the outcome of voting on director elections. For purposes of voting on the ratification of the selection of the Company’s independent registered public accounting firm, abstentions will have the same effect as a vote against the proposal. For purposes of the advisory vote on executive compensation broker non-votes are not counted as votes with respect to the proposal and therefore will not affect the outcome of the vote on this proposal, and abstentions will have the same effect as a vote against the proposal.
A proxy in the accompanying form that is properly signed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. Any properly executed proxy on which no contrary instructions have been indicated about a proposal will be voted as follows with respect to the proposal: FOR the election of the person named in this Proxy Statement as the Board of Directors’ nominees for election to the Board of Directors; FOR the approval of the advisory vote on executive compensation; FOR the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm; and in accordance with the discretion of the holders of the proxy with respect to any other business that properly comes before the stockholders at the Annual

64	2022 Proxy Statement

Information About the Meeting and Voting
Meeting. The Board of Directors knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting. The persons named in the accompanying Proxy Statement may also, in their discretion, vote the proxy to adjourn the Annual Meeting from time to time.
Stockholders Sharing the Same Address
The Company is sending only one copy of its Proxy Statement to stockholders who share the same address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. If you received householded mailing this year and you would like to have additional copies of the
Company’s Proxy Statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to the Secretary of the Company either orally to (713) 470-4863 or in writing to Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002. You may also contact the Company if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.
Stockholder Proposals
Stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2023 Annual Meeting of Stockholders must follow the procedures set forth in Rule 14a-8 under the Exchange Act, and any such proposal must be received by our Secretary no later than the close of business on November 30, 2022.
As more specifically provided for in our bylaws, in order for a nomination of persons for election to our Board of Directors or a proposal of business (other than pursuant to Rule 14a-8) to be properly brought before our Annual Meeting of Stockholders, it must be either specified in our notice of the meeting or otherwise brought before the meeting by or at the direction of our Board of Directors or by a stockholder of record at the time the notice was provided, who is entitled to vote at the meeting and who complies with the notice procedures set forth in our bylaws. A stockholder making a nomination for election to our Board of Directors or a proposal of business (other than pursuant to Rule 14a-8) for the 2023 Annual Meeting of Stockholders must deliver proper notice to our Secretary at least 120 days prior to the first anniversary date of Annual Meeting. In other words, for a stockholder nomination for election to our Board or a proposal of business to be considered at the 2023 Annual Meeting of Stockholders, it should be properly submitted to our Secretary no later than January 10, 2023 (provided, however, that in the event that the date of the 2022 Annual Meeting of Stockholders is more than 30 calendar days before or more than 30 calendar days after May 10, 2023, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (A) the 120th calendar day prior to the Annual Meeting or (B) the 10th calendar day following the calendar day on which public announcement of the date of the meeting is first made by us).
If we increase the number of directors to be elected at an Annual Meeting of Stockholders, and do not make a public announcement naming all of the nominees for director and specifying the size of the increased Board of Directors at least 120 days prior to the first anniversary of the preceding year’s Annual Meeting of Stockholders, a stockholder’s notice regarding the nominees for the new positions created by the increase will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Secretary not later than the close of business on the 10th day following the day on which the public announcement is first made. Please see “Committees and Meetings—Nominating & Corporate Governance Committee” for information regarding the submission of director nominees by stockholders. No stockholder proposal was received for inclusion in this Proxy Statement.

65

OIL STATES INTERNATIONAL, INC. VOTE

Your vote matters – here's how to vote!

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2022 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR the nominees listed and FOR ITEMS 2 – 3.

Nominee	For	Withhold
01 - Darrell E. Hollek	☐	☐
02 - Robert L. Potter	☐	☐
03 - Hallie A. Vanderhider	☐	☐

Proposal	For	Against	Abstain
2. TO APPROVE, ON AN ADVISORY BASIS, THE COMPANY'S EXECUTIVE COMPENSATION.	☐	☐	☐
3. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment(s) thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

03KVRC

The 2022 Annual Meeting of Stockholders of Oil States International, Inc. will be held on Tuesday, May 10, 2022 at 9:00 a.m., central daylight time, virtually via the Internet at www.meetnow.global/MTNQTUQ.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

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Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/OIS

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

OIL STATES INTERNATIONAL, INC.

Notice of 2022 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting of Stockholders — May 10, 2022

The undersigned hereby (1) acknowledges receipt of the Notice of the 2022 Annual Meeting of Stockholders of Oil States International, Inc. (the "Company") to be held virtually via the internet at www.meetnow.global/MTNQTUQ on May 10, 2022 at 9:00 a.m. central daylight time, and the Proxy Statement in connection therewith, each dated March 30, 2022 and (2) constitutes and appoints Cindy B. Taylor and Lloyd A. Hajdik, and each of her or his attorneys and proxies, with full power of substitution to each, for and in the name, place and stead of the undersigned, to vote, and to act with respect to, all of the shares of common stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the meeting and at any meeting(s) ("Adjournment(s)") to which that meeting is adjourned, as indicates on reverse:

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OF THE THIS CARD. IF THIS PROXY IS SIGNED BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE (3) CLASS III DIRECTORS NAMED IN THE PROXY STATEMENT, FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY'S EXECUTIVE COMPENSATION, AND FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN ORDER FOR THIS PROXY TO BE VALID, IT MUSH BE SIGNED ON THE REVERSE SIDE OF THIS CARD.

IN THEIR DISCRETION MRS. TAYLOR AND MR. HAJDIK (AND EACH OF HER OR HIS ATTORNEYS AND PROXIES) ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Items to be voted appear on reverse side)

C Non-Voting Items

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